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                                                                     Exhibit h.1

                   AUCTION RATE CUMULATIVE PREFERRED SHARES

                          PIMCO CORPORATE INCOME FUND

                            2,400 SHARES, SERIES M
                            2,400 SHARES, SERIES T
                            2,400 SHARES, SERIES W
                            2,400 SHARES, SERIES TH
                            2,400 SHARES, SERIES F

                   LIQUIDATION PREFERENCE $25,000 PER SHARE

                            UNDERWRITING AGREEMENT
                            ----------------------

                                                               February __, 2002

Salomon Smith Barney Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated

c/o Salomon Smith Barney Inc.

388 Greenwich Street

New York, New York 10013

Dear Sirs:

     The undersigned, PIMCO Corporate Income Fund, an unincorporated voluntary association with transferable shares organized and existing under and by virtue of the laws of The Commonwealth of Massachusetts (commonly referred to as a Massachusetts business trust) (the "Fund") and Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.), a Delaware limited partnership (the "Investment Adviser"), address you as Underwriters (the "Underwriters"). The Fund proposes to issue and sell an aggregate of 2,400 shares of its Auction Rate Cumulative Preferred Shares, Series M, 2,400 shares of its Auction Rate Cumulative Preferred Shares, Series T, 2,400 shares of its Auction Rate Cumulative Preferred Shares, Series W, 2,400 shares of its Auction Rate Cumulative Preferred Shares, Series TH and 2,400 shares of its Auction Rate Cumulative Preferred Shares, Series F, each $0.00001 par value per share, with a liquidation preference of $25,000 per share (collectively, the "Preferred Shares"), to the several Underwriters. The Preferred Shares will be authorized by, and subject to the terms and conditions of, the Amended and Restated Bylaws of the Fund adopted in connection with the issuance of the Preferred Shares and as amended through the date hereof (the "Amended Bylaws") in the form filed as an exhibit to the Registration Statement referred to in Section 1 of this agreement. Unless otherwise stated, the term "you" as used herein means Salomon Smith Barney Inc. individually on its own behalf and on behalf of the other Underwriter.
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     The Fund and the Investment Adviser wish to confirm as follows their agreements with you and the other Underwriter on whose behalf you are acting in connection with the several purchases of the Preferred Shares by the Underwriters.

     The Fund has entered into an Investment Management Agreement with the Investment Adviser dated November 13, 2001, a Custodian Agreement with State Street Bank and Trust Company dated December 12, 2001 and a Transfer Agency Services Agreement with PFPC Inc. dated December 12, 2001, and is entering into an Auction Agency Agreement with Bankers Trust Company to be dated February [ ], 2002, and such agreements are herein referred to as the "Management Agreement", the "Custodian Agreement", the "Transfer Agency Agreement" and the "Auction Agency Agreement", respectively. The Investment Adviser has entered into a Portfolio Management Agreement with Pacific Investment Management Company LLC, a Delaware limited liability company (the "Subadviser", and together with the Investment Adviser and PIMCO Funds Advisors LLC, an indirect wholly owned subsidiary of the Investment Adviser ("PFA"), the "Advisers"), dated November 13, 2001 and such agreement is herein referred to as the "Portfolio Management Agreement". Collectively, the Management Agreement, the Portfolio Management Agreement, the Custodian Agreement, the Transfer Agency Agreement and the Auction Agency Agreement are herein referred to as the "Fund Agreements". This Underwriting Agreement is herein referred to as the "Agreement".

     1. Registration Statement and Prospectus. The Fund has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations of the Commission under the 1933 Act (the "1933 Act Rules and Regulations") and the 1940 Act (the "1940 Act Rules and Regulations" and, together with the 1933 Act Rules and Regulations, the "Rules and Regulations") a registration statement on Form N-2 (File Nos. 333-76290 and 811-10555) under the 1933 Act and the 1940 Act and a notification of registration of the Fund as an investment company under the 1940 Act on Form N-8A (the "1940 Act Notification") and may pursuant to the Rules and Regulations prepare and file an additional registration statement relating to a portion of the Preferred Shares pursuant to Rule 462(b) of the 1933 Act Rules and Regulations (collectively, the "registration statement"), including a prospectus (including any statement of additional information) relating to the Preferred Shares. The term "Registration Statement" as used in this Agreement means the registration statement (including all financial schedules and exhibits), as amended at the time it becomes effective under the 1933 Act or, if the registration statement became effective under the 1933 Act prior to the execution of this Agreement, as amended or supplemented prior to the execution of this Agreement, and includes any information deemed to be included by Rule 430A under the 1933 Act Rules and Regulations. If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to the registration statement will be filed under the 1933 Act and must be declared effective before the offering of the Preferred Shares may commence, the term "Registration Statement" as used in this Agreement means the registration statement as amended by said post-effective amendment. The term "Prospectus" as used in this Agreement means the prospectus (including the statement of additional information) in the form included in the Registration Statement or, if the prospectus (including the statement of additional information) included in the Registration Statement omits information in reliance on Rule 430A and such information is included in a prospectus (including the statement of additional information) filed with the Commission pursuant to Rule 497(h) under the 1933 Act Rules and Regulations, the term "Prospectus" as used in this Agreement means the prospectus (including

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the statement of additional information) in the form included in the
Registration Statement as supplemented by the addition of the information contained in the prospectus (including the statement of additional information) filed with the Commission pursuant to Rule 497(h). The term "Prepricing Prospectus" as used in this Agreement means the prospectus (including the statement of additional information) subject to completion in the form included in the registration statement filed with the Commission on February [ ], 2002 and as such prospectus (including the statement of additional information) shall have been amended from time to time prior to the date of the Prospectus, together with any other prospectus (including any other statement of additional information) relating to the Fund other than the Prospectus.

     The Fund has furnished Salomon Smith Barney Inc., on behalf of each Underwriter, with copies of such registration statement, each amendment to such registration statement filed with the Commission and each Prepricing Prospectus.

     2. Agreements to Sell, Purchase and Compensate. The Fund hereby agrees, subject to all the terms and conditions set forth herein, to issue and to sell to each Underwriter and, upon the basis of the representations, warranties and agreements of the Fund and the Investment Adviser herein contained and subject to all of the other terms and conditions set forth herein, each Underwriter agrees, severally and not jointly, to purchase from the Fund, at a purchase price per share of $24,750, the number of Preferred Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number of Preferred Shares increased as set forth in Section 10 hereof).

     3. Terms of Public Offering. The Fund and the Investment Adviser have been advised by you that the Underwriters propose to make a public offering of their respective portions of the Preferred Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable and initially to offer the Preferred Shares upon the terms set forth in the Prospectus.

     4. Delivery of Preferred Shares and Payments Therefor.


         (a) Delivery to the Underwriters of and payment to the Fund for the Preferred Shares and compensation of the Underwriters with respect thereto shall be made at the office of Salomon Smith Barney Inc., 388 Greenwich Street, New York, New York 10013 or through the facilities of the Depository Trust Company or another mutually agreeable facility, at 9:00 A.M., New York City time, on February [ ], 2002 (the "Closing Date"). The place of closing for the Preferred Shares and the Closing Date may be varied by agreement between you and the Fund.

         (b) Certificates in definitive form, each representing one series of the Preferred Shares registered in the name of Cede & Co., as nominee for the Depository Trust Company, shall be delivered by or on behalf of the Fund to the Depository Trust Company for the account of the Underwriters on the Closing Date.

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     5. Agreements of the Parties. The Fund and the Investment Adviser, jointly and severally, agree with the several Underwriters, and the several Underwriters agree with the Fund and the Investment Adviser, as follows:

         (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective under the 1933 Act before the offering of the Preferred Shares may commence, the Fund will use its reasonable best efforts to cause the Registration Statement or such post-effective amendment to become effective under the 1933 Act as soon as possible. If the Registration Statement has become effective and the Prospectus contained therein omits certain information at the time of effectiveness pursuant to Rule 430A of the 1933 Act Rules and Regulations, the Fund will file a prospectus including such information pursuant to Rule 497(h) of the 1933 Act Rules and Regulations, as promptly as practicable, but no later than the second business day following the earlier of the date of the determination of the offering price of the Preferred Shares or the date the Prospectus is first used after the effective date of the Registration Statement. If the Registration Statement has become effective and the Prospectus contained therein does not so omit such information, the Fund will file a Prospectus pursuant to Rule 497(c) or a certification pursuant to Rule 497(j) of the 1933 Act Rules and Regulations as promptly as practicable, but no later than the fifth business day following the date of the later of the effective date of the Registration Statement or the commencement of the public offering of the Preferred Shares after the effective date of the Registration Statement. The Fund will advise you promptly and, if requested by you, will confirm such advice in writing (i) when the Registration Statement or such post-effective amendment has become effective and (ii) when the Prospectus has been timely filed pursuant to Rule 497(c) or Rule 497(h) of the 1933 Act Rules and Regulations or the certification permitted pursuant to Rule 497(j) of the 1933 Act Rules and Regulations has been timely filed, whichever is applicable.

         (b) The Fund will advise you promptly and, if requested by you, will confirm such advice in writing: (i) of any request made by the Commission, within three years after the date of this Agreement, for amendment of or a supplement to the Registration Statement, the Prospectus or any Prepricing Prospectus (or any amendment or supplement to any of the foregoing) or for additional information, (ii) of the issuance by the Commission, the National Association of Securities Dealers, Inc. (the "NASD"), any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official, within three years after the date of this Agreement, suspending the effectiveness of the Registration Statement, prohibiting or suspending the use of the Prospectus, any Prepricing Prospectus or any sales material (as hereinafter defined), of any notice pursuant to Section 8(e) of the 1940 Act, of the suspension of qualification of the Preferred Shares for offering or sale in any jurisdiction, or of the initiation or contemplated initiation of any proceeding for any such purposes, (iii) of receipt by the Fund, the Investment Adviser or any representative or attorney of the Fund or the Investment Adviser, within three years after the date of this Agreement, of any other material communication from the Commission, the NASD, any state securities

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     commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official relating to the Fund, the Registration Statement, the 1940 Act Notification, the Prospectus, any Prepricing Prospectus, any sales material (as hereinafter defined) (or any amendment or supplement to any of the foregoing), this Agreement or any of the Fund Agreements and
     (iv) within the period of time referred to in paragraph (f) below, of any material, adverse change in the condition (financial or other), business, properties, net assets or results of operations of the Fund or the Advisers or of the happening of any event which makes any statement of a material fact made in the Registration Statement, the Prospectus, any Prepricing Prospectus or any sales material (as hereinafter defined) (or any amendment or supplement to any of the foregoing) untrue or which requires the making of any additions to or changes in the Registration Statement, the Prospectus, any Prepricing Prospectus or any sales materials (as hereinafter defined) (or any amendment or supplement to any of the foregoing) in order to state a material fact required by the 1933 Act, the 1940 Act or the Rules and Regulations to be stated therein or necessary in order to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading or of the necessity to amend or supplement the Registration Statement, the Prospectus, any Prepricing Prospectus or any sales material (as hereinafter defined) (or any amendment or supplement to any of the foregoing) to comply with the 1933 Act, the 1940 Act, the Rules and Regulations or any other law or order of any court or regulatory body. If at any time the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official shall issue any order suspending the effectiveness of the Registration Statement, prohibiting or suspending the use of the Prospectus, any Prepricing Prospectus or any sales material (as hereinafter defined) (or any amendment or supplement to any of the foregoing) or suspending the qualification of the Preferred Shares for offering or sale in any jurisdiction, the Fund will use its reasonable best efforts to obtain the withdrawal of such order at the earliest possible time.

         (c) If not delivered prior to the date hereof, the Fund will furnish to you, without charge, a copy of the registration statement and the 1940 Act Notification as originally filed with the Commission and of each amendment thereto, including financial statements and all exhibits thereto (except any post-effective amendment which is filed with the Commission after the later of (x) one year from the date of this Agreement and (y) the date on which the distribution of the Preferred Shares is completed) and will also furnish to you, without charge, such number of conformed copies of the registration statement as originally filed and of each amendment thereto (except any post-effective amendment which is filed with the Commission after the later of (x) one year from the date of this Agreement and (y) the date on which the distribution of the Preferred Shares is completed), with or without exhibits, as you may reasonably request.

         (d) Within three years after the date of this Agreement, the Fund will not (i) file any amendment to the registration statement or make any amendment or supplement to the Prospectus, any Prepricing Prospectus or any sales material (as hereinafter defined) (or any amendment or supplement to any of the foregoing) of which you shall not previously have been advised or to which you shall reasonably object within a reasonable time after being so advised or (ii) so long as, in the reasonable opinion of counsel for the Underwriters, a Prospectus is required to be delivered in connection with sales by any Underwriter or dealer, file any information, documents or reports pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), without delivering a copy of such information, documents or reports to you, prior to or concurrently with such filing.

         (e) Prior to the execution and delivery of this Agreement, the Fund has delivered to you, without charge, in such quantities as you have reasonably requested, copies of each form of any Prepricing Prospectus. The Fund consents to the use, in accordance with the provisions of the 1933 Act and with the securities or Blue Sky laws of the jurisdictions in which the Preferred Shares are offered by the several Underwriters and by dealers, prior to the date of the Prospectus, of each Prepricing Prospectus so furnished by the Fund.

         (f) As soon after the execution and delivery of this Agreement as is practicable and thereafter from time to time, for such period as in the reasonable opinion of counsel for the Underwriters a prospectus is required by the 1933 Act to be delivered in connection with sales of Preferred Shares by any Underwriter or dealer, the Fund will deliver to each Underwriter, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as you may reasonably request. The Fund consents to the use of the Prospectus (and of any amendments or supplements thereto) in accordance with the provisions of the 1933 Act, with the securities or Blue Sky laws of the jurisdictions in which the Preferred Shares are offered by the several Underwriters and by all dealers to whom Preferred Shares may be sold and with other applicable laws and regulations, both in connection with the offering or sale of the Preferred Shares and for such period of time thereafter as the Prospectus is required by law to be delivered in connection with sales of Preferred Shares by any Underwriter or dealer. If during such period of time any event shall occur that in the judgment of the Fund or in the reasonable opinion of counsel for the Underwriters is required to be set forth in the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein, in light of the circumstances under which they were made, not misleading or if it is necessary to supplement or amend the Prospectus to comply with the 1933 Act, the 1940 Act, the Rules and Regulations or any other law, rule or regulation, the Fund will forthwith prepare and, subject to the provisions of paragraph (d) above, file with the Commission an appropriate amendment or supplement thereto and will furnish to the Underwriters, without charge, such number of copies thereof as they shall reasonably request; provided, if the amendment or supplement is required as a result of a misstatement in or omission from the information provided to the Fund by the Underwriters in writing, the Fund may deliver such amendment or supplement to the Underwriters at cost. In the event that the Prospectus is to be amended or supplemented, the Fund, if reasonably requested by you, will promptly issue a press release announcing or disclosing any material matters to be covered by the proposed amendment or supplement.

         (g) The Fund will cooperate with you and with counsel for the Underwriters in connection with the registration or qualification, if necessary, of the Preferred Shares for offering and sale by the several Underwriters and by dealers under the securities or Blue Sky laws of such jurisdictions as you may designate and will file such consents to service of process or other documents, if any, necessary or appropriate in the judgment of the Fund in order to effect such registration or qualification; provided that in no event shall the Fund be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Preferred Shares, in any jurisdiction where it is not now so subject.

         (h) The Fund will make generally available to its security holders an earnings statement, which need not be audited, covering a twelve-month period commencing after the effective date of the Registration Statement and ending not later than 15 months thereafter, as soon as practicable after the end of such period, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 of the 1933 Act Rules and Regulations.

         (i) The Fund will comply with the undertaking set forth in paragraph 6 of Item 33 of Part C of the Registration Statement.

         (j) During the period of five years after the date of this Agreement, the Fund will furnish to you (i) as soon as publicly available, a copy of each report of the Fund mailed to shareholders or filed with the Commission and (ii) from time to time such other information concerning the Fund as you may reasonably request.

         (k) If this Agreement shall terminate or shall be terminated after execution pursuant to any provisions hereof (otherwise than pursuant to the second paragraph of Section 10 hereof or by notice given by you terminating this Agreement pursuant to Section 10 or Section 11 hereof) or if this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Fund or the Investment Adviser to comply with the terms or fulfill any of the conditions (subject to any applicable qualifications contained in such terms or conditions) of this Agreement, the Fund and the Investment Adviser, jointly and severally, agree to reimburse the Underwriters for all out-of-pocket expenses (including fees and expenses of counsel for the Underwriters) incurred by you in connection herewith, but the Fund and the Investment Adviser shall in no event be liable for any internal cost of the Underwriters or any loss of anticipated profits or speculative, consequential or similar damages for such termination.

         (l) The Fund will direct the investment of the net proceeds of the offering of the Preferred Shares in such a manner as to comply with the investment objectives, policies and restrictions of the Fund as described in the Prospectus.

         (m) The Fund will file the requisite copies of the Prospectus with the Commission in a timely fashion pursuant to Rule 497(c) or Rule 497(h) of the 1933 Act Rules and Regulations, whichever is applicable or, if applicable, will file in a timely

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     fashion the certification permitted by Rule 497(j) of the 1933 Act Rules and Regulations and will advise you of the time and manner of such filing.

         (n) Except as provided in this Agreement, the Fund will not sell, contract to sell or otherwise dispose of, any senior securities (as defined in the 1940 Act) or grant any options or warrants to purchase senior securities of the Fund, for a period of 180 days after the date of the Prospectus, without the prior written consent of Salomon Smith Barney Inc.

         (o) The Fund will use its reasonable best efforts to cause the Preferred Shares, prior to the Closing Date, to be assigned a rating of `Aaa' by Moody's Investors Service, Inc. ("Moody's") and `AAA' by Fitch, Inc. ("Fitch", and together with Moody's, the "Rating Agencies").

         (p) No later than the Closing Date, the Underwriters will provide, and will cause any selling group member to whom they have sold Preferred Shares to provide, Bankers Trust Company, as auction agent for the Preferred Shares, with a list of the record names of the persons to whom they have sold Preferred Shares, the number of Preferred Shares sold to each such person, and the number of Preferred Shares they are holding as of the Closing Date; provided that in lieu thereof, an Underwriter may provide Bankers Trust Company with a list indicating itself as the sole holder of all the Preferred Shares sold by such Underwriter.

     6. Representations and Warranties of the Fund and the Investment Adviser. The Fund and the Investment Adviser, jointly and severally, represent and warrant to each Underwriter that, as of the date hereof or at such other time or times identified below:

         (a) Each Prepricing Prospectus complied in all material respects with the provisions of the 1933 Act, the 1940 Act and the Rules and Regulations.

         (b) The Registration Statement, in the form in which it became or becomes effective and also in such form as it may be when any post-effective amendment thereto shall become effective, and the Prospectus and any amendment or supplement thereto when filed with the Commission under Rule 497 of the 1933 Act Rules and Regulations and the 1940 Act Notification when originally filed with the Commission and any amendment or supplement thereto when filed with the Commission, complied or will comply in all material respects with the provisions of the 1933 Act, the 1940 Act and the Rules and Regulations and the Registration Statement, in the form in which it became or becomes effective and also in such form as it may be when any post-effective amendment thereto shall become effective, and the Prospectus, did not or will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading; except that this representation and warranty does not apply to statements in or omissions from the Registration Statement or the Prospectus (or any amendment or supplement thereto) made in reliance upon and in conformity with information relating to any Underwriter furnished to the Fund in writing by or on behalf of any Underwriter through you expressly for use therein.

         (c) All the outstanding Common Shares of the Fund have been duly authorized and validly issued, are fully paid and, except as described in the registration statement relating to the Common Shares, nonassessable; the Preferred Shares have been duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and, except as described in the Registration Statement, nonassessable, and will conform to the description thereof in the Registration Statement and the Prospectus; the Preferred Shares conform to the description thereof in the Registration Statement and the Prospectus; and the Common Shares conform to the description thereof in the Registration Statement and the Prospectus. Except as contemplated in the Registration Statement or by this Agreement, no person is entitled to any preemptive or other similar rights with respect to the Preferred Shares.

         (d) The Fund has been duly formed and is validly existing in good standing as an unincorporated voluntary association with transferable shares organized and existing under and by virtue of the laws of The Commonwealth of Massachusetts (commonly referred to as a Massachusetts business trust), with full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus and is duly registered and qualified to conduct business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or to qualify does not have a material, adverse effect on the condition (financial or other), business, properties, net assets or results of operations of the Fund. The Fund has no subsidiaries.

         (e) There are no legal or governmental proceedings pending or, to the knowledge of the Fund, threatened, against the Fund or to which the Fund or any of its properties is subject, that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) but are not described as required and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the 1933 Act, the 1940 Act or the Rules and Regulations.

         (f) The Fund is not in violation in any material respects of its Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust") or the Amended Bylaws or in violation of any material law, ordinance, administrative or governmental rule or regulation applicable to the Fund or of any material decree of the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official having jurisdiction over the Fund or in breach or default in any material respect in the performance of any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its properties may be bound.

         (g) Neither the issuance and sale of the Preferred Shares, the execution, delivery or performance of this Agreement nor any of the Fund Agreements by the Fund, nor the consummation by the Fund of the transactions contemplated hereby or thereby (A) requires any consent, approval, authorization or other order of or registration or filing with the Commission, the NASD, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official (except such as (i) have been obtained under the 1933 Act, the 1934 Act, the 1940 Act or the Investment Advisers Act of 1940, as amended (the "Advisers Act"), (ii) may be required under the securities or Blue Sky laws of various jurisdictions which have been or will be effected in accordance with this Agreement or (iii) may be required to comply with the filing requirements of the NASD Division of Corporate Finance) or conflicts or will conflict with or constitutes or will constitute a breach of the Declaration of Trust or the Amended Bylaws or (B) conflicts or will conflict with or constitutes or will constitute a breach of or a default under, any material agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its properties may be bound or materially violates or will materially violate any material statute, law, regulation (other than state securities or Blue Sky laws) or filing or judgment, injunction, order or decree applicable to the Fund or any of its properties or will result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Fund pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of the Fund is subject, other than the securities or Blue Sky laws of various jurisdictions which have been or will be effected in accordance with this Agreement.

         (h) Since the date as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material, adverse change in the condition (financial or other), business, properties, net assets or results of operations of the Fund, whether or not arising in the ordinary course of business, (B) there have been no transactions entered into by the Fund which are material to the Fund other than those in the ordinary course of its business as described in the Prospectus (and any amendment or supplement thereto) or as contemplated by this Agreement, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Fund on any class of its shares of beneficial interest.

         (i) To the knowledge of the Fund and the Investment Adviser, based on representations of said accountants, the accountants, PricewaterhouseCoopers LLP, who have audited or shall audit the Statement of Assets and Liabilities included or incorporated by reference in the Registration Statement and the Prospectus, are an independent public accounting firm as required by the 1933 Act, the 1940 Act and the Rules and Regulations.

         (j) The financial statements, together with related schedules and notes, included or incorporated by reference in the Registration Statement or the Prospectus present fairly in all material respects the financial position of the Fund on the basis stated in the Registration Statement and the Prospectus at the respective dates or for the respective periods to which they apply; and such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved except as disclosed therein.

         (k) The Fund, subject to the Registration Statement having been declared effective and the filing of the Prospectus or a certification under Rule 497 under the Rules and Regulations, has taken all required action under the 1933 Act, the 1940 Act and the Rules and Regulations to make the public offering and consummate the sale of the Preferred Shares as contemplated by this Agreement (for the avoidance of any doubt, this provision does not apply to compliance with state securities or Blue Sky laws of any jurisdiction).

         (l) The execution and delivery of, and the performance by the Fund of its obligations under, this Agreement and the Fund Agreements have been duly and validly authorized by the Fund and this Agreement and the Fund Agreements have been duly executed and delivered by the Fund and constitute the valid and legally binding agreements of the Fund, enforceable against the Fund in accordance with their terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of the Fund's obligations hereunder and thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles.

         (m) Except as disclosed in the Registration Statement and the Prospectus, subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus, the Fund has not incurred any liability or obligation, direct or contingent or entered into any transaction, not in the ordinary course of business, that is material to the Fund and there has not been any change in the shares of beneficial interest of the Fund, other than through the issuance or purchase of Common Shares pursuant to any dividend reinvestment plan of the Fund relating thereto, or material increase in the short-term debt or long-term debt of the Fund or any material, adverse change or any development involving or which should reasonably be expected to involve a material, adverse change in the condition (financial or other), business, properties, net assets or results of operations of the Fund.

         (n) The Fund has not distributed to the public and, prior to the later to occur of (i) the Closing Date and (ii) completion of the distribution of the Preferred Shares, will not distribute to the public any offering material in connection with the offering and sale of the Preferred Shares other than the Registration Statement, the Prepricing Prospectus included in Pre-Effective Amendment No. 1 to the Registration Statement and the Prospectus.

         (o) The Fund has such licenses, permits, and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its property and to conduct its business in the manner described in the Prospectus, except where such failure would not reasonably be expected to have a material, adverse effect on the Fund; the Fund has fulfilled and performed all its material obligations with respect to such permits and, to the knowledge of the Fund, no event has occurred which allows or, after notice or lapse of time, would allow, revocation or termination thereof or results in any other material impairment of the rights of the Fund under any such permit, subject in each case to such qualification as may be set forth in the Prospectus (and any amendment or supplement thereto); and, except as described in the Prospectus (and any amendment or supplement thereto), none of such permits contains any restriction that is materially burdensome to the Fund.

         (p) The Fund maintains and will maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization and with the investment policies and restrictions of the Fund and the applicable requirements of the 1940 Act, the 1940 Act Rules and Regulations and the provisions of the Internal Revenue Code of 1986, as amended (the "Code") applicable to a regulated investment company;
     (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles, to calculate net asset value, to maintain accountability for assets and to maintain material compliance with the books and records requirements under the 1940 Act and the 1940 Act Rules and Regulations;
     (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded account for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (q) To the Fund's knowledge, neither the Fund nor any employee or agent of the Fund has made any payment of funds of the Fund or received or retained any funds, which payment, receipt or retention of such funds is of a character required to be disclosed in the Prospectus and that is not so disclosed.

         (r) The Fund has filed all tax returns required to be filed and the Fund is not in material default in the payment of any taxes which were shown as payable on said returns or any assessments with respect thereto.

         (s) The conduct by the Fund of its business (as described in the Prospectus) does not require it to be the owner, possessor or licensee of any patents, patent licenses, trademarks, service marks or trade names which it does not own, possess or license, except where the failure to so own, possess or license would not have a material, adverse effect on the Fund.

         (t) The Fund is duly registered under the 1940 Act as a closed-end, diversified management investment company and the 1940 Act Notification has been duly filed with the Commission and, at the time of filing thereof and at the time of filing any amendment or supplement thereto, conformed in all material respects with all applicable provisions of the 1940 Act and the Rules and Regulations. The Fund has not received any notice from the Commission pursuant to Section 8(e) of the 1940 Act with respect to the 1940 Act Notification or the Registration Statement (or any amendment or supplement to either of them).

         (u) Any advertising, sales literature or other promotional material (including "prospectus wrappers", "broker kits", "road show slides" and "road show scripts"), whether in printed or electronic form, authorized in writing by or prepared by the Fund or the Advisers for use in connection with the offering and sale of the Preferred Shares (collectively, "sales material") complied and comply in all material respects with the applicable requirements of the 1933 Act, the 1933 Act Rules and Regulations and the rules and interpretations of the NASD and if required to be filed with the NASD under the NASD's conduct rules were provided to Simpson Thacher & Bartlett, counsel for the Underwriters, for filing. No sales material contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (v) This Agreement and each of the Fund Agreements complies in all material respects with all applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act and the rules and regulations adopted by the Commission under the Advisers Act (the "Advisers Act Rules and Regulations").

         (w) No holder of any security of the Fund has any right to require registration of the Common Shares, the Preferred Shares or any other security of the Fund because of the filing of the registration statement or consummation of the transactions contemplated by this Agreement.

         (x) The Fund intends to direct the investment of the proceeds of the offering of the Preferred Shares in such a manner as to comply with the requirements of Subchapter M of the Code.

         (y) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), no trustee of the Fund is an "interested person" (as defined in the 1940 Act) of the Fund or an "affiliated person" (as defined in the 1940 Act) of any Underwriter listed in Schedule I hereto.

     7. Representations and Warranties of the Investment Adviser. The Investment Adviser represents and warrants to each Underwriter that, as of the date hereof or at such other time or times identified below:

         (a) The Investment Adviser is a duly formed limited partnership and validly existing in good standing under the laws of the State of Delaware and each of the Subadviser and PFA is a duly formed limited liability company and validly existing in good standing under the laws of the State of Delaware. Each Adviser has full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus and is duly registered and qualified to conduct business and is in good standing in each jurisdiction or place where the nature of its properties or conduct of its business requires such registration or qualification, except where the failure so to register or to qualify would not have a material, adverse effect on any Adviser's ability to provide services on behalf of the Fund as contemplated by the Registration Statement and the Prospectus.

         (b) Each of the Advisers is duly registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the 1940 Act, the Advisers Act Rules and Regulations or the 1940 Act Rules and Regulations from acting for the Fund under the Fund Agreements to which it is or will be a party as contemplated by the Registration Statement and the Prospectus.

         (c) The Investment Adviser has full power and authority to enter into this Agreement and the Fund Agreements to which it is a party; the execution and delivery of, and the performance by the Investment Adviser of its obligations under, this Agreement and the Fund Agreements to which it is a party have been duly and validly authorized by the Investment Adviser; and this Agreement and the Fund Agreements to which it is a party have been duly executed and delivered by the Investment Adviser and constitute the valid and legally binding agreements of the Investment Adviser, enforceable against the Investment Adviser in accordance with their terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of the Investment Adviser's obligations hereunder and thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles.

         (d) The Subadviser has full power and authority to enter into the Fund Agreements to which it is a party; the execution and delivery of, and the performance by the Subadviser of its obligations under, the Fund Agreements to which it is a party have been duly and validly authorized by the Subadviser; and the Fund Agreements to which it is a party have been duly executed and delivered by the Subadviser and constitute the valid and legally binding agreements of the Subadviser, enforceable against the Subadviser in accordance with their terms, subject to the qualification that the enforceability of the Subadviser's obligations thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles.

         (e) Each of the Advisers has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Registration Statement and the Prospectus and under this Agreement and the Fund Agreements to which it is or will be a party.

         (f) The description of each Adviser and its business, and the statements attributable to each Adviser, in the Registration Statement and the Prospectus complied and comply in all material respects with the provisions of the 1933 Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations and do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading.

         (g) There are no legal or governmental proceedings pending or, to the knowledge of each Adviser, threatened against such Adviser or to which any of its properties is subject, that are required to be described in the Registration Statement or the Prospectus but are not described as required or that reasonably should result in any material, adverse change in the condition (financial or other), business, properties, net assets or results of operations of such Adviser or that reasonably should have a material, adverse effect on the ability of such Adviser to fulfill its obligations hereunder (in the case of the Investment Adviser) or under the Fund Agreements to which it is or will be a party.

         (h) Since the date as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material, adverse change in the condition (financial or other), business, properties, net assets or results of operations of any Adviser, whether or not arising from the ordinary course of business and (B) there have been no transactions entered into by any Adviser which are material to such Adviser other than those in the ordinary course of its business as described in the Prospectus.

         (i) Each of the Advisers has such licenses, permits and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its property and to conduct its business in the manner described in the Prospectus; each of the Advisers has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of such Adviser under any such permit, other than impairments that would not reasonably be expected to have a material, adverse effect on the Investment Adviser, the Subadviser or PFA, as applicable.

         (j) This Agreement and each of the Management Agreement and the Portfolio Management Agreement comply in all material respects with all applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations.

         (k) Neither the execution, delivery or performance of this Agreement by the Investment Adviser or the Fund Agreements by each Adviser which is or will be a party thereto, nor the consummation by each Adviser, as applicable, of the transactions contemplated hereby or thereby (A) requires any consent, approval, authorization or other order of or registration or filing with the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official (except, if applicable, compliance with the securities or Blue Sky laws of various jurisdictions which have been or will be effected in accordance with this Agreement and compliance with the filing requirements, if any, of the NASD Division of Corporate Finance) or conflicts or will conflict with or constitutes or will constitute a breach of or a default under, the limited partnership agreement, the limited liability company agreement or other organizational documents, as applicable, of such Adviser or (B) conflicts or will conflict with or constitutes or will constitute a breach of or a default under, any material agreement, indenture, lease or other instrument to which any Adviser is a party or by which it or any of its properties is bound or materially violates or will materially violate any material statute, law, regulation or filing or judgment, injunction, order or decree applicable to any Adviser or any of its properties or will result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of any Adviser pursuant to the terms of any agreement or instrument to which it is a party or by which it is bound or to which any of the property or assets of such Adviser is subject.

         (l) In the event that the Fund or the Advisers makes available any promotional materials intended for use only by qualified broker-dealers and registered representatives thereof by means of a proprietary Internet web site administered by such party or similar electronic means, the Fund or the Advisers will install and maintain pre-qualification and password-protection or similar procedures which are reasonably designed to restrict access to such promotional materials by persons other than qualified broker-dealers and representatives thereof.

     8. Indemnification and Contribution.

         (a) The Fund and the Investment Adviser, jointly and severally, agree to indemnify and hold harmless each of you and each other Underwriter and each person, if any, who controls any Underwriter within the meaning of
     Section 15 of the 1933 Act or Section 20 of the 1934 Act, from and against any and all losses, claims, damages, liabilities and expenses, joint or several (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus, any Prepricing Prospectus, any sales material (or any amendment or supplement to any of the foregoing) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to such Underwriters furnished in writing to the Fund or the Investment Adviser by or on behalf of any Underwriter through you expressly for use in connection therewith; provided, however, that the foregoing indemnity with respect to the Registration Statement, the Prospectus or any Prepricing Prospectuses (or any amendment or supplement to any of the foregoing) shall not inure to the benefit of any Underwriter from whom the person asserting any loss, claim, damage, liability or expense purchased Preferred Shares, if it is shown that a copy of the Prospectus, as then amended or supplemented, which would have cured any defect giving rise to such loss, claim, damage, liability or expense was not sent or delivered to such person by or on behalf of such Underwriter, if required by law to be so delivered, at or prior to the confirmation of the sale of such Preferred Shares to such person and such Prospectus, amendments and supplements had been provided by the Fund to the Underwriters in the requisite quantity and on a timely basis to permit proper delivery. The foregoing indemnity agreement shall be in addition to any liability which the Fund or the Investment Adviser may otherwise have.

         (b) If any action, suit or proceeding shall be brought against any Underwriter or any person controlling any Underwriter in respect of which indemnity may be sought against the Fund or the Investment Adviser, such Underwriter or such controlling person shall promptly notify the Fund or the Investment Adviser in writing of the institution of the action, suit or proceeding and the Fund or the Investment Adviser shall assume the defense thereof, including the employment of counsel and the payment of all fees and expenses. Such Underwriter or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or controlling person unless (i) the Fund or the Investment Adviser has agreed in writing to the employment of such counsel and the payment of such fees and expenses in connection with the defense of such action, suit or proceeding, (ii) the Fund and the Investment Adviser have failed within a reasonable period of time in light of the circumstances known to the Fund or the Investment Adviser, as the case may be, to assume the defense and employ counsel or
     (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both such Underwriter or such controlling person and the Fund or the Investment Adviser and such Underwriter or such controlling person shall have been advised by its counsel that representation of such indemnified party and the Fund or the Investment Adviser by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the Fund and the Investment Adviser shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Underwriter or such controlling person). It is understood, however, that the Fund and the Investment Adviser shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel if there is any action, suit or proceeding in more than one jurisdiction) at any time for all such Underwriters and controlling persons, which firm shall be designated in writing by Salomon Smith Barney Inc. and that, subject to the requirements of 1940 Act Release No. 11330, all such fees and expenses shall be reimbursed promptly as they are incurred. The Fund and the Investment Adviser shall not be liable for any settlement of any such action, suit or proceeding effected without the written consent of the Fund or the Investment Adviser, but if settled with such written consent or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the Fund and the Investment Adviser agree to indemnify and hold harmless any Underwriter, to the extent provided in the preceding paragraph, and any such controlling person from and against any loss, liability, damage or expense by reason by such settlement or judgment.

         (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Fund and the Investment Adviser, and any of their respective trustees, directors, shareholders, partners, managers, members and officers (including any officers of the Fund who sign the Registration Statement) and any person who controls the Fund or the Investment Adviser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and the successors and assigns of the foregoing, to the same extent as the foregoing indemnity from the Fund and the Investment Adviser to each Underwriter, but only with respect to information furnished in writing by or on behalf of such Underwriter through you expressly for use in the Registration Statement, the Prospectus, any Prepricing Prospectus or any sales material (or any amendment or supplement to any of the foregoing). If any action, suit or proceeding shall be brought against the Fund or the Investment Adviser, any of their trustees, directors, partners, managers, members, shareholders, officers or any such controlling person, based on the Registration Statement, the Prospectus, any Prepricing Prospectus or any sales material (or any amendment or supplement to any of the foregoing) and in respect of which indemnity may be sought against any Underwriter pursuant to this paragraph (c), such Underwriter shall have the rights and duties given to the Fund by paragraph (b) above (except that if the Fund or the Investment Adviser shall have assumed the defense thereof such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Underwriter's expense) and the Fund and the Investment Adviser, their trustees, directors, partners, managers, members, shareholders, officers and any such controlling person shall have the rights and duties given to the Underwriters by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability which the Underwriters may otherwise have.

         (d) If the indemnification provided for in this section 8 is unavailable to an indemnified party under paragraphs (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Fund and the Investment Adviser on the one hand (treated jointly for this purpose as one person) and the Underwriters on the other hand (treated jointly for this purpose as one person) from the offering of the Preferred Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Fund and the Investment Adviser on the one hand (treated jointly for this purpose as one person) and of the Underwriters on the other hand (treated jointly for this purpose as one person) in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Fund and the Investment Adviser on the one hand (treated jointly for this purpose as one person) and the Underwriters on the other hand (treated jointly for this purpose as one person) shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Fund as set forth in the table on the cover page of the Prospectus and the total payments received by the Underwriters with respect to the

     Preferred Shares as set forth in the table on the cover page of the Prospectus, bear to the aggregate public offering price of the Preferred Shares. The relative fault of the Fund and the Investment Adviser on the one hand (treated jointly for this purpose as one person) and of the Underwriters on the other hand (treated jointly for this purpose as one person) shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Fund and the Investment Adviser on the one hand (treated jointly for this purpose as one person) or by the Underwriters on the other hand (treated jointly for this purpose as one person) and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         (e) The Fund, the Investment Adviser and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with defending any such action, suit or proceeding. Notwithstanding the provisions of this
     Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price of the Preferred Shares underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 8 are several in proportion to the respective number of Preferred Shares set forth opposite their names in Schedule I (or such numbers of Preferred Shares increased as set forth in Section 10 hereof) and not joint.

         (f) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability from claimants on claims that are the subject matter of such action, suit or proceeding.

(g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
     Section 8 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Fund and the Investment Adviser set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Fund, the Investment Adviser or their shareholders, trustees, directors, managers, members or officers or any person controlling the Fund or the Investment Adviser (control to be determined within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act), (ii) acceptance of any Preferred Shares and payment therefor hereunder and (iii) any termination of this Agreement. A successor to any Underwriter or to the Fund, the Investment Adviser or their shareholders, trustees, directors, managers, members or officers or any person controlling any Underwriter, the Fund or the Investment Adviser shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 8. The Fund and the Investment Adviser and each Underwriter agree promptly to notify each other of the commencement of any action, suit or proceeding against it and, in the case of the Fund or the Investment Adviser, against any of the Fund's or the Investment Adviser's shareholders, partners, trustees, managers, members or officers in connection with the issuance and sale of the Preferred Shares, or in connection with the Registration Statement or Prospectus.

          Notwithstanding any other provision in this Section 8, no person shall be entitled to indemnification or contribution under this Agreement against any loss, claim, damage, liability or expense arising by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its duties and obligations hereunder.

     9. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase any Preferred Shares hereunder are subject to the accuracy of and compliance with the representations, warranties and agreements of and by the Fund and the Investment Adviser contained herein on and as of the date hereof, the date on which the Registration Statement becomes or became effective, the date of the Prospectus (and of any amendment or supplement thereto) and the Closing Date; to the accuracy and completeness of all statements (subject to any applicable qualifications contained therein) made by the Fund, the Investment Adviser or any of their officers in any certificate delivered to the Underwriters or their counsel pursuant to this Agreement and to the following conditions:

         (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Preferred Shares may commence, the Registration Statement or such post-effective amendment shall have become effective not later than 5:30 p.m., New York City time, on the date hereof or at such later date and time as shall be consented to in writing by you and all filings, if any, required by Rules 497 and 430A under the 1933 Act Rules and Regulations shall have been timely made; no order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Fund, the Investment Adviser or any Underwriter, threatened by the Commission and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to your reasonable satisfaction.

         (b) You shall have received on the Closing Date two opinions of Ropes & Gray, counsel for the Fund, dated the Closing Date and addressed to you, as the Underwriters, substantially in the form of Exhibits A1 and A2 to this Agreement.

         (c) You shall have received on the Closing Date an opinion of David Flattum, Esq., internal counsel for the Investment Adviser, dated the Closing Date and addressed to you, as the Underwriters, substantially in the form of Exhibit B to this Agreement.

         (d) You shall have received on the Closing Date two opinions of David Flattum Esq., internal counsel for the Investment Adviser, dated the Closing Date and addressed to you, as the Underwriters, regarding (i) the Subadviser and (ii) PFA, each substantially in the form of Exhibits C1 and C2 to this Agreement.

         (e) You shall have received on the Closing Date, an opinion of Simpson Thacher & Bartlett, counsel for the Underwriters, dated the Closing Date and addressed to you, as the Underwriters, with respect to such matters as the Underwriters may require and the Fund, the Investment Adviser and their respective counsels shall have furnished to such counsel such documents as they may request for the purpose of enabling them to pass upon such matters.

         (f) You shall have received letters addressed to you, as the Underwriters, and dated the date hereof and the Closing Date from PricewaterhouseCoopers LLP, independent certified public accountants, substantially in the forms heretofore approved by you.

         (g) (i) No order suspending the effectiveness of the registration statement or the Registration Statement or prohibiting or suspending the use of the Prospectus (or any amendment or supplement thereto) or any Prepricing Prospectus or any sales material shall have been issued and no proceedings for such purpose or for the purpose of commencing an enforcement action against the Fund, the Advisers or, with respect to the transactions contemplated by the Prospectus (or any amendment or supplement thereto) and this Agreement, any Underwriter, may be pending before or, to the knowledge of the Fund, the Advisers or any Underwriter, shall be threatened or contemplated by the Commission at or prior to the Closing Date and any request for additional information on the part of the Commission (to be included in the Registration Statement, the Prospectus or otherwise) shall be complied with to the satisfaction of the Underwriters;
     (ii) since the date as of which information is given in the Registration Statement and the Prospectus, there shall not have been any change in the shares of beneficial interest of the Fund, other than through the issuance or purchase of Common Shares pursuant to any dividend reinvestment plan of the Fund relating thereto, nor any material increase in debt of the Fund from that set forth in the Prospectus and the Fund shall not have sustained any material liabilities or obligations, direct or contingent, other than those reflected in the Prospectus (and any amendment or supplement thereto); (iii) since the date of the Prospectus there shall not have been any material, adverse change in the condition (financial or other), business, properties, net assets or results of operations of the Fund or the Advisers; (iv) the Fund and the Advisers must not have sustained any material loss or interference with its business from any court or from legislative or other governmental action, order or decree or from any other occurrence not described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them); and (v) all of the representations and warranties of the Fund and the Investment Adviser contained in this Agreement shall be true and correct (subject to any applicable qualifications contained therein) on and as of the date hereof and as of the Closing Date as if made on and as of the Closing Date.

         (h) Subsequent to the effective date of this Agreement and prior to the Closing Date, there shall not have occurred (i) any change or any development involving a prospective change in or affecting the condition (financial or other), business, properties, net assets or results of operations of the Fund or the Advisers not contemplated by the Prospectus (and any amendment or supplement thereto), which would materially, adversely affect the market for the Preferred Shares or (ii) any event or development relating to or involving the Fund, the Advisers or any officer or trustee or director of the Fund or the Advisers which makes any statement of a material fact made in the Prospectus (or any amendment or supplement thereto) untrue or which requires the making of any addition to or change in the Prospectus (or any amendment or supplement thereto) in order to state a material fact required by the 1933 Act, the 1940 Act, the Rules and Regulations or any other law to be stated therein or necessary in order to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, if amending or supplementing the Prospectus (or any amendment or supplement thereto) to reflect such event or development would materially, adversely affect the market for the Preferred Shares.

         (i) Neither the Fund nor the Investment Adviser shall have failed at or prior to the Closing Date to have performed or complied in all material respects with any of the agreements herein contained and required to be performed or complied with by them at or prior to the Closing Date.

         (j) You shall have received on the Closing Date a certificate, dated such date, of the managing director, president or any vice president and of the chief financial officer, controller or treasurer of each of the Fund and the Investment Adviser certifying that the signers have carefully examined the Registration Statement, the Prospectus and this Agreement, the representations and warranties of the Fund (with respect to the certificates from such Fund officers) and the representations and warranties of the Investment Adviser (with respect to the certificates from such officers of the Investment Adviser) in this Agreement are true and correct on and as of the date of the certificate as if made on such date, since the date of the Prospectus there has not been any material, adverse change in the condition (financial or other), business, properties, net assets or results of operations of the Fund (with respect to the certificates from such Fund officers) or the Advisers (with respect to the certificates from such officers of the Investment Adviser), to the knowledge of such officers after reasonable investigation, no order suspending the effectiveness of the Registration Statement or prohibiting the sale of any of the Preferred Shares or having a material, adverse effect on the Fund (with respect to the certificates from such Fund officers) or the Advisers (with respect to the certificates from such officers of the Investment Adviser) has been issued and no proceedings for any such purpose are pending before or threatened by the Commission or any court or other regulatory body, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official, each of the Fund (with respect to certificates from such Fund officers) and the Investment Adviser (with respect to certificates from such officers of the Investment Adviser) has performed and complied with all agreements that this Agreement requires it to perform by such Closing Date to the extent not waived by Salomon Smith Barney Inc., neither the Fund (with respect to the certificate from such officers of the Fund) nor the Advisers (with respect to the certificate from such officers of the Investment Adviser) has sustained any material loss or interference with its business from any court or from legislative or other governmental action, order or decree or from any other occurrence not described in the Registration Statement and the Prospectus and any amendment or supplement to either of them and with respect to the certificate from such officers of the Fund, there has not been any change in the shares of beneficial interest of the Fund, other than through the issuance or purchase of Common Shares pursuant to any dividend reinvestment plan of the Fund relating thereto, nor any material increase in the debt of the Fund from that set forth in the Prospectus and the Fund has not sustained any material liabilities or obligations, direct or contingent, other than those reflected in the Prospectus (and any amendment or supplement thereto).

         (k) The Fund shall have furnished to you a report showing compliance with the asset coverage requirements of the 1940 Act and a Preferred Shares Basic Maintenance Report (as defined in the Amended Bylaws), each dated the Closing Date and in form and substance satisfactory to you. Each such report shall assume the receipt of the net proceeds from the sale of the Preferred Shares and may use portfolio holdings and valuations as of the close of business of any day not more than six business days preceding the Closing Date, provided, however, that the Fund represents in such report that its total net assets as of the Closing Date have not declined by 5% or more from such valuation date.

         (l) The Fund shall have delivered and the Underwriters shall have received evidence satisfactory to the Underwriters that each series of Preferred Shares is rated `Aaa' by Moody's and `AAA' by Fitch as of the Closing Date, and there shall not have been given any notice of any intended or potential downgrading, or of any review for a potential downgrading, in the rating accorded to the shares of each series of the Preferred Shares by either Rating Agency.

         (m) The Fund, the Investment Adviser, the Subadviser and PFA shall have furnished to you such further certificates, documents and opinions of counsel as are listed in Schedule II hereto.

          All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you and your counsel acting in good faith.

          Any certificate or document signed by any officer of the Fund or the Advisers and delivered to you, as the Underwriters or to Underwriters' counsel, shall be deemed a representation and warranty by the Fund or the Advisers, as applicable, to each Underwriter as to the statements made therein.

     10. Effective Date of Agreement. This Agreement shall become effective: (i) upon the execution and delivery hereof by the parties hereto; or (ii) if, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Preferred Shares may commence, when notification of the effectiveness of the Registration Statement or such post-effective amendment has been released by the Commission. Until such time as this Agreement shall have become effective, it may be terminated by the Fund by notifying you or by you, as the Underwriters, by notifying the Fund.

     If any one or more of the Underwriters shall fail or refuse to purchase Preferred Shares which it or they have agreed to purchase hereunder and the aggregate number of Preferred Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Preferred Shares, each non-defaulting Underwriter shall be obligated, severally, in the proportion which the aggregate number of Preferred Shares set forth opposite its name in Schedule I hereto bears to the aggregate number of Preferred Shares set forth opposite the names of all non-defaulting Underwriters or in such other proportion as you may specify in accordance with Section 11 of the Salomon Smith Barney Master Agreement Among Underwriters, to purchase Preferred Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase. If any Underwriter or Underwriters shall fail or refuse to purchase Preferred Shares and the aggregate number of Preferred Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Preferred Shares and arrangements satisfactory to you and the Fund for the purchase of such Preferred Shares by one or more non-defaulting Underwriters or other party or parties reasonably satisfactory to Salomon Smith Barney Inc. and the Fund are not made within 72 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Fund. In any such case which does not result in termination of this Agreement, either you or the Fund shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability to the Fund, the Investment Adviser or any non-defaulting Underwriter in respect to any such default of any such Underwriter under this Agreement. The term "Underwriter" as used in this Agreement includes, for all purposes of this Agreement, any party not listed in Schedule I hereto who, with your approval and the approval of the Fund, purchases Preferred Shares which a defaulting Underwriter agreed, but failed or refused, to purchase.

     Any notice under this Section 10 may be made by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

     11. Termination of Agreement. This Agreement shall be subject to termination in the absolute discretion of Salomon Smith Barney Inc., without liability on the part of any Underwriter to the Fund or the Investment Adviser, by notice to the Fund or the Investment Adviser if prior to the Closing Date (i) trading in the Common Shares or securities generally on the NYSE or the Nasdaq Stock Market shall have been suspended or materially limited, (ii) additional material governmental restrictions not in force on the date of this Agreement have been imposed upon trading in securities generally or a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York authorities or (iii) any outbreak or material escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, occurs, the effect of which is such as to make it, in the judgment of Salomon Smith Barney Inc., impracticable or inadvisable to commence or continue the offering of the Preferred Shares at the offering price to the public set forth on the cover page of the Prospectus or to enforce contracts for the resale of the Preferred Shares by the Underwriters. Notice of such termination may be given to the Fund or the Investment Adviser by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

     12. Expenses. If the transactions contemplated by this Agreement are consummated, the Fund agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by the Fund of its obligations hereunder: (a) the preparation, printing or reproduction, filing (including, without limitation, the filing fees prescribed by the 1933 Act, the 1940 Act and the Rules and Regulations) and distribution of the Registration Statement (including exhibits thereto), the Prospectus and each Prepricing Prospectus and all amendments or supplements to any of them, (b) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, the Prospectus, each Prepricing Prospectus, any sales material and all amendments or supplements to any of them as may be reasonably requested by the Underwriters for use in connection with the offering and sale of the Preferred Shares, (c) the preparation, printing, authentication, issuance and delivery of certificates for the Preferred Shares, including any stamp taxes and transfer agent and registrar fees payable in connection with the original issuance and sale of such Preferred Shares, (d) the registrations or qualifications, if necessary, of the Preferred Shares for offer and sale under the securities or Blue Sky laws of the several states as provided in Section 5(g) hereof (including the reasonable fees, expenses and disbursements of counsel for the Underwriters relating to the preparation, printing or reproduction and delivery of the preliminary and supplemental Blue Sky Memoranda and such registration and qualification), (e) the fees and expenses of the Fund's independent accountants, of counsel for the Fund and of the transfer agent and the auction agent, (f) the printing (or reproduction) and delivery of this Agreement, any dealer agreements, the preliminary and supplemental Blue Sky Memoranda and all other company-authorized agreements or other documents printed (or reproduced) and delivered in connection with the offering of the Preferred Shares, (g) the filing fees and the fees and expenses of counsel for the Underwriters, if any, in connection with any filings required to be made with the NASD and incurred with respect to the review of the offering of the Preferred Shares by the NASD and (h) fees paid to the Rating Agencies.


     Notwithstanding the foregoing, in the event that the sale of the Preferred Shares is not consummated pursuant to Section 2 hereof, (i) the Investment Adviser will pay the costs and expenses of the Fund set forth above in this
Section 12 (a) through (h), (ii) reimbursements of Underwriter expenses in connection with the offering shall be made in accordance with Section 5(k) hereof and (iii) no party will be under any liability to any other person with respect to the costs and expenses described in Section 5(k) hereof and this
Section 12 except as is described in

(i) and (ii) above. (For the sake of clarity, the foregoing sentence does not relieve any defaulting Underwriter from liability to the Fund, the Investment Manager or any non-defaulting Underwriter in respect of any such default to any Underwriter under this Agreement.)

     13. Information Furnished by the Underwriters. The statements set forth in the last sentence of the front cover page in the Prospectus, as well as, under the caption "Underwriting" in the Prospectus, the names of the underwriters and numbers of Preferred Shares listed opposite such names in the first paragraph, each sentence of the third paragraph (other than the second sentence) and the seventh paragraph constitute the only information relating to any Underwriter furnished to the Fund in writing by or on behalf of the Underwriters through you as such information is referred to herein, expressly for use in the Prospectus. The Underwriters severally confirm that these statements are correct in all material respects.

     14. Miscellaneous. Except as otherwise provided in Sections 5, 10 and 11 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (a) if to the Fund or the Investment Adviser, c/o Allianz Dresdner Asset Management of America L.P., 1345 Avenue of the Americas, New York, New York, 10105, Attention: Brian Shlissel, Treasurer or (b) if to you, as the Underwriters, at the office of Salomon Smith Barney Inc. at 388 Greenwich Street, New York, New York 10013, Attention: Manager, Investment Banking Division.

     This Agreement has been and is made solely for the benefit of the several Underwriters, the Fund and the Investment Adviser, and to the extent provided in
Section 8 hereof their trustees, directors, partners, members, managers, shareholders and officers and the other controlling persons referred to in
Section 8 hereof and their respective successors and assigns to the extent provided herein and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from any Underwriter of any of the Preferred Shares in his status as such purchaser.

     A copy of the Declaration of Trust of the Fund is on file with the Secretary of State of The Commonwealth of Massachusetts. This Agreement has been executed on behalf of the Fund by the trustees of the Fund in such capacity and not individually and the obligations of this Agreement are not binding upon any officer, any of the trustees or the shareholders individually but are binding only upon the assets and property of the Fund.

     15. Applicable Law; Counterparts. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

     Please confirm that the foregoing correctly sets forth the agreement among the Fund and the Investment Adviser and the several Underwriters.


                              Very truly yours,

                              PIMCO CORPORATE INCOME FUND



                              By: ___________________________
                                  Title:



                              ALLIANZ DRESDNER ASSET MANAGEMENT OF AMERICA L.P.



                              By: _____________________________
                                  Title:

Confirmed as of the date

first above written on

behalf of the Underwriters

listed on Schedule I hereto.

By:  SALOMON SMITH BARNEY INC.
     AS REPRESENTATIVE OF THE SEVERAL UNDERWRITERS

By:  SALOMON SMITH BARNEY INC.


               By: ___________________________________

                   Title:   Director

                                   SCHEDULE I


                                                              NUMBER OF
NAME OF UNDERWRITER                                        PREFERRED SHARES
-------------------                                        ----------------
Salomon Smith Barney Inc..............................   1,680 Shares  Series M

                                                         1,680 Shares  Series T
                                                         1,680 Shares  Series W
                                                         1,680 Shares Series TH
                                                         1,680 Shares  Series F

Merrill Lynch, Pierce, Fenner & Smith Incorporated....     720 Shares  Series M

                                                           720 Shares  Series T
                                                           720 Shares  Series W
                                                           720 Shares Series TH
                                                           720 Shares  Series F

                                  SCHEDULE II


Certified Copy of the Fund's Declaration of Trust

Massachusetts Good Standing Certificate of the Fund

Massachusetts CSC Bring Down Confirmation of the Fund

New York Certificate of Filing of the Fund and Filing Receipt

LEXIS search on closing date showing "active" status of the Fund in New York

California Good Standing Certificate of the Fund

California Charles Baclet & Associates Inc. Bring Down Confirmation of the Fund

Secretary's Certificate of the Fund
Annex A  Amended and Restated Declaration of Trust of the Fund
Annex B  Amended and Restated Bylaws of the Fund
Annex C  Resolutions adopted by the Board of Trustees of the Fund
Annex D  The Underwriting Agreement
Annex E  The Investment Management Agreement
Annex F  The Portfolio Management Agreement
Annex G  The Custodian Agreement
Annex H  The Transfer Agency Services Agreement
Annex I  The Auction Agency Agreement
Annex J  Specimen of the certificates representing the Preferred
         Shares
Annex K Material written communications relating to the Fund's Registration Statement and Prospectus (comment letter and response, acceleration requests, effectiveness order, etc.)
Annex L Certificate of the Secretary of State of The Commonwealth of Massachusetts certifying as to the good standing of the Fund

Certificate of Incumbency of the Fund

Certified Copy of the Certificate of Limited Partnership of Allianz Dresdner
 Asset Management of America L.P. (the "Investment Adviser")

Delaware Good Standing Certificate of the Investment Adviser

Delaware Bring Down Good Standing Certificate of the Investment Adviser

New York Good Standing Certificate of the Investment Adviser

New York CSC Bring Down Confirmation of the Investment Adviser

California Good Standing Certificate of the Investment Adviser

California Charles Baclet & Associates Inc. Bring Down Confirmation of the
 Investment Adviser

Connecticut Good Standing Certificate of the Investment Adviser

Connecticut CSC Bring Down Confirmation of the Investment Adviser

Texas Good Standing Certificate of the Investment Adviser

Texas CSC Bring Down Confirmation of the Investment Adviser

Secretary's Certificate of the Investment Adviser
Annex A Certificate of Limited Partnership of the Investment Adviser Annex B Limited Partnership Agreement of the Investment Adviser
Annex C Certificate of the Secretary of State of Delaware certifying as to the good standing of the Investment Adviser

Certificate of Incumbency of the Investment Adviser

Certified Copy of the Certificate of Formation of Pacific Investment Management Company LLC (the "Subadviser")

Delaware Good Standing Certificate of the Subadviser

Delaware Bring Down Good Standing Certificate of the Subadviser

California Good Standing Certificate of the Subadviser

California Charles Baclet & Associates Inc. Bring Down Confirmation of the Subadviser

New York Good Standing Certificate of the Subadviser

New York CSC Bring Down Confirmation of the Subadviser

Secretary's Certificate of the Subadviser
Annex A  Certificate of Formation of the Subadviser
Annex B  Limited Liability Company Agreement of the Subadviser
Annex C Certificate of the Secretary of State of the State of Delaware certifying as to the good standing of the Investment Adviser

Certificate of Incumbency of the Subadviser

Certification Letter of the Subadviser

Certified Copy of the Certificate of Formation of PIMCO Funds Advisors LLC
("PFA")

Delaware Good Standing Certificate of PFA

Delaware Bring Down Good Standing Certificate of PFA

California Good Standing Certificate of PFA

California Charles Baclet & Associates Inc. Bring Down Confirmation of PFA

New York Good Standing Certificate of PFA

New York CSC Bring Down Confirmation of PFA

Secretary's Certificate of PFA
Annex A  Certificate of Formation of PFA
Annex B  Limited Liability Company Agreement of PFA
Annex C Certificate of the Secretary of State of the State of Delaware certifying as to the good standing of PFA

Certificate of Incumbency of PFA

Certification Letter of PFA

Certificate of the Auction Agent

Receipt of Fund

                                                                      EXHIBIT A1
                                                                      ----------

                                       February __, 2002

Salomon Smith Barney Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
  c/o Salomon Smith Barney Inc.
  388 Greenwich Street
  New York, New York 10013

Ladies and Gentlemen:

     We have acted as counsel to PIMCO Corporate Income Fund (the "Fund") in
                                                                   ----
connection with the proposed issuance of 2,400 Auction Rate Cumulative Preferred Shares, Series M, 2,400 Auction Rate Cumulative Preferred Shares, Series T, 2,400 Auction Rate Cumulative Preferred Shares, Series W, 2,400 Auction Rate Cumulative Preferred Shares, Series TH, and 2,400 Auction Rate Cumulative Preferred Shares, Series F (together, the "Preferred Shares"). This opinion is
                                           ----------------
furnished to you pursuant to Section 9(b) of the Underwriting Agreement dated as of February __, 2002 (the "Underwriting Agreement"), among the Fund, Allianz
                           ----------------------
Dresdner Asset Management of America L.P. (the "Investment Manager") and Salomon
                                                ------------------
Smith Barney Inc., on behalf of itself and Merrill Lynch, Pierce, Fenner & Smith Incorporated (together, the "Underwriters"). Capitalized terms used in this opinion, unless otherwise defined, have the meanings specified in the Underwriting Agreement.

     We have examined signed copies of the registration statement of the Fund on Form N-2 (File No. 333-76290) under the Securities Act of 1933, as amended (the "Securities Act") (which also constitutes Amendment No. 3 to the Fund's
 --------------
Registration Statement on Form N-2 (File No. 811-10555) under the Investment Company Act of 1940, as amended (the "Investment Company Act")), including all
                                      ----------------------
exhibits thereto, as filed with the Securities and Exchange Commission (the "Commission") on January 4, 2002 (the "Original Registration Statement"), Pre-
 ----------                            -------------------------------
Effective Amendment No. 1 to the Original Registration Statement, including all exhibits thereto, as filed with the Commission on February 12, 2002 ("Pre-
                                                                      ----
Effective Amendment No. 1") and Pre-Effective Amendment No. 2 to the Original
-------------------------
Registration Statement, including all exhibits thereto, as filed with the Commission on February __, 2002 ("Pre-Effective Amendment No. 2," and together
                                  -----------------------------
with Pre-Effective Amendment No. 1 and the Original Registration Statement, the "Registration Statement"); the Fund's Notification of Registration on Form N-8A
 ----------------------
(File No. 811-10555) under the Investment Company Act, as filed with the Commission on October 19, 2001 (the "Notification of Registration"); the Fund's
                                     ----------------------------
Agreement and Declaration of Trust, as amended to the date hereof (the "Declaration of Trust"), on file in the offices of the Secretary of State of The
 --------------------
Commonwealth of Massachusetts and the Clerk of the City of Boston; the Amended

Salomon Smith Barney Inc.
Merrill Lynch, Pierce, Fenner & Smith
     Incorporated                     -2-                      February __, 2002

and Restated Bylaws of the Fund, as amended to the date hereof (the "Amended
                                                                     -------
Bylaws"); a February __, 2002 copy of the Prospectus dated February __, 2002,
------
relating to the Preferred Shares and the Statement of Additional Information of the Fund dated February __, 2002, each as filed with the Commission pursuant to Rule 497 under the Securities Act on February __, 2002 (together, the "Prospectus"); the Investment Management Agreement dated as of November 13,
 ----------
2001, between the Fund and the Investment Manager (the "Investment Management
                                                        ---------------------
Agreement"); the Portfolio Management Agreement dated as of November 13, 2001,
---------
between Pacific Investment Management Company LLC (the "Portfolio Manager") and
                                                        -----------------
the Investment Manager (the "Portfolio Management Agreement"), as agreed to and
                             ------------------------------
accepted by the Fund; the Custodian Agreement dated as of December 12, 2001, between the Fund and State Street Bank and Trust Company (the "Custodian
                                                               ---------
Agreement"); the Auction Agency Agreement dated as of February __, 2002, between
---------
the Fund and Bankers Trust Company (the "Auction Agency Agreement," and together
                                         ------------------------
with the Custodian Agreement, the "Fund Agreements"); and the Underwriting
                                   ---------------
Agreement. Additionally, we have relied upon the oral representation of Keith O'Connell of the Commission staff to the effect that the Registration Statement became effective as of ______ on February __, 2002, and the oral representation by a member of the Commission staff on the date hereof that as of ______, no stop order suspending the effectiveness of the Registration Statement had been issued and no proceeding for any such purpose was pending or threatened.

     We have also examined and relied upon the original or copies of minutes of the meetings or written consents of the shareholders and the Board of Trustees of the Fund, the documents delivered to the Underwriters by the Fund and the Investment Manager dated as of the date hereof pursuant to the Underwriting Agreement and such other documents, including certificates of officers of the Fund, as we have deemed necessary for purposes of rendering our opinions below. For purposes of paragraph 2 below, we have relied solely on (1) the certificate dated as of February __, 2002, of the Secretary of State of the State of California as to the entitlement of the Fund to transact intrastate business in the State of California, (2) a Certificate of the Special Deputy Secretary of State of the State of New York dated December 4, 2001, certifying copies of (a) a Certificate of Designation by the Fund dated November 29, 2001, and (b) a Statement under Section 18 of the New York General Associations Law, (3) a Filing Receipt of the Department of State of the State of New York dated December 4, 2001 relating to the Fund and (4) a Certificate dated February __, 2002, of the Special Deputy Secretary of State of the State of New York certifying that the Fund filed a Certificate of Designation in the Department of State of the State of New York on December 4, 2001. We have assumed the genuineness of the signatures on all documents examined by us, the authenticity of all documents submitted to us as originals and the conformity to the corresponding originals of all documents submitted to us as copies. For purposes of our opinion regarding the effectiveness of the Registration Statement, we are relying solely on the oral representations of the Commission staff.

     We express no opinion as to the laws of any jurisdiction other than The Commonwealth of Massachusetts and the United States of America. We call your attention to the fact that each of the Underwriting Agreement and the Auction Agency Agreement provides that it is to be governed by and construed in accordance with the laws of the State of New York and to the fact

Salomon Smith Barney Inc.
Merrill Lynch, Pierce, Fenner & Smith
     Incorporated                     -3-                      February __, 2002

that the Investment Management Agreement does not provide that it is to be governed by the February __, 2002 laws of any particular jurisdiction. In rendering the opinion as to enforceability expressed in paragraph 6 below, we have limited the scope of our opinion to the conclusions that would be reached by a Massachusetts court that had determined that each of the Fund Agreements would be governed by, and construed in accordance with, the internal laws of The Commonwealth of Massachusetts. Further, we express no opinion as to the state securities or Blue Sky laws of any jurisdiction, including The Commonwealth of Massachusetts.

     For purposes of our opinion set forth in paragraph 2 below with respect to the power and authority of the Fund to own, lease and operate its properties and conduct its business, we have relied upon certificates of officers of the Fund as to the states in which the Fund leases or owns real property or in which it conducts material operations.

     Insofar as this opinion relates to factual matters, we have made inquiries to officers of the Fund, the Investment Manager and the Portfolio Manager to the extent we believe reasonable with respect to such matters and have relied inter
                                                                          -----
alia upon representations made by the Fund and the Investment Manager in the
----
Underwriting Agreement, representations made by the Portfolio Manager to the Investment Manager and representations made to us by one or more officers of the Fund, the Investment Manager or the Portfolio Manager. We have not independently verified the accuracy of such representations. Where our opinion relates to our "knowledge," that term means the conscious awareness of facts or other information by any lawyer in our firm giving substantive attention to the representation of the Fund with respect to the transactions contemplated by the Underwriting Agreement, and does not require or imply (i) any examination of this firm's, any such lawyer's or any other person's or entity's files, or (ii) that any inquiry was made of any lawyer (other than the lawyers described above). In respect of our opinions set forth in paragraphs 8, 10 and 11 below, we have not searched the dockets of any court, administrative body or other filing office in any jurisdiction.

     Based upon and subject to the foregoing, we are of the opinion that:

     1. The Registration Statement and all post-effective amendments filed with the Commission on or before the Closing Date, if any, are effective under the Securities Act; the filing of the Prospectus pursuant to Rule 497 under the Securities Act has been made in the manner and within the time period required by Rule 497; and based upon oral inquiries to the Commission staff on the date hereof, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for any such purpose is pending or threatened by the Commission.

     2. The Fund has been duly organized and is validly existing and in good standing as an unincorporated voluntary association under and by virtue of the laws of The Commonwealth of Massachusetts and has full power and authority to own or lease its properties and to conduct its business as described in the Registration Statement and the Prospectus. The Certificate of Designation relating to the Fund's conduct of business in the State of New York is on file with

Salomon Smith Barney Inc.
Merrill Lynch, Pierce, Fenner & Smith
     Incorporated                     -4-                      February __, 2002

the Department of State of the State of New York, and the Fund is entitled to transact intrastate business in the State of California.

     3. The Fund's authorized capitalization is as set forth in the Registration Statement and the Prospectus. The Preferred Shares conform in all material respects as to legal matters to the description of them under the sections entitled "Description of Preferred Shares" and "Description of Capital Structure" in the Prospectus. The Preferred Shares have been duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms of the Underwriting Agreement, will be validly issued, fully paid and, subject to the penultimate paragraph of this opinion letter, non-assessable. No person is entitled to any preemptive or other similar rights with respect to the Preferred Shares.

     4. The outstanding common shares of beneficial interest of the Fund, par value $0.00001 per share, have been duly authorized and are validly issued, fully paid and, subject to the penultimate paragraph of this opinion letter, non-assessable.

     5. The Fund was deemed to be registered under Section 8(a) of the Investment Company Act upon receipt by the Commission of the Notification of Registration. To our knowledge, the Commission has not issued to the Fund notice of any hearing or other proceeding to consider suspension or revocation of any such registration statement. All required action has been taken by the Fund under the Securities Act, the Investment Company Act and the rules and regulations thereunder in connection with the issuance and sale of the Preferred Shares to make the public offering and consummate the sale of the Preferred Shares pursuant to the Underwriting Agreement.

     6. The Fund has, or at the relevant time had, full power and authority to enter into each of the Fund Agreements and to perform all of the terms and provisions thereof to be carried out by it. Each Fund Agreement has been duly and validly authorized, executed and delivered by the Fund. Each Fund Agreement complies in all material respects with all applicable provisions of the Investment Company Act and the Investment Advisers Act of 1940, as amended, as the case may be, and the rules and regulations thereunder. Assuming due authorization, execution and delivery by the other parties thereto, each Fund Agreement constitutes the legal, valid and binding obligation of the Fund enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, moratorium, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether enforceability is considered in a proceeding in equity or at law).

     7. The Fund has, or at the relevant time had, full power and authority to enter into each of the Investment Management Agreement and the Underwriting Agreement and to perform all of the terms and provisions thereof to be carried out by it. The Investment Management Agreement and the Underwriting Agreement have been duly and validly authorized, executed and delivered by the Fund.

Salomon Smith Barney Inc.
Merrill Lynch, Pierce, Fenner & Smith
     Incorporated                     -5-                      February __, 2002

     8. None of (a) the execution and delivery by the Fund of the Investment Management Agreement, the Underwriting Agreement or any of the Fund Agreements,
(b) the issue and sale by the Fund of the Preferred Shares as contemplated by the Underwriting Agreement and (c) the performance by the Fund of its obligations under the Investment Management Agreement, the Underwriting Agreement or any of the Fund Agreements or the consummation by the Fund of the other transactions contemplated by the Investment Management Agreement, the Underwriting Agreement or any of the Fund Agreements conflicts or will conflict with, or results or will result in a breach of, the Declaration of Trust or the Amended Bylaws or, to our knowledge, any agreement or instrument to which the Fund is a party or by which the Fund is bound, or violates or will violate any federal or Massachusetts statute, law or regulation or any judgment, injunction, order or decree of any federal or Massachusetts governmental agency or body that is applicable to the Fund and that is known to us, which violation would have a material adverse effect on the condition or business of the Fund.

     9. To our knowledge, the Fund is not currently in breach of, or in default under, any material written agreement or instrument to which it is a party or by which it or its property is bound or affected.

     10. No consent, approval, authorization or order of or registration with any court or governmental agency or body or securities exchange or securities association is required by the Fund for the consummation by the Fund of the transactions contemplated in the Investment Management Agreement, the Underwriting Agreement and the Fund Agreements, except such as (a) have been obtained under the Securities Act, the Investment Company Act or the Exchange Act and (b) may be required by the National Association of Securities Dealers, Inc. or under state securities or Blue Sky laws in connection with the purchase and distribution of the Preferred Shares by the Underwriters pursuant to the Underwriting Agreement.

     11. To our knowledge, there are no legal or governmental proceedings pending or threatened against the Fund, or to which the Fund or any of its properties is subject, that are required to be described in the Registration Statement or the Prospectus but are not described therein as required.

     12. To our knowledge, there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which have not been so described or filed as an exhibit or incorporated therein by reference.

     13. Each of the sections in the Prospectus entitled "Tax Matters," to the extent that it states matters of United States law or legal conclusions with respect thereto, presents a fair summary of the principal federal income tax rules currently in effect applicable to the Fund and to the purchase, ownership and disposition of the Preferred Shares.

Salomon Smith Barney Inc.
Merrill Lynch, Pierce, Fenner & Smith
     Incorporated                     -6-                      February __, 2002

     14. The Registration Statement (except for the financial statements and schedules, the notes thereto and any schedules and other financial data contained or incorporated by reference therein or omitted therefrom, as to which we express no opinion), at the effective time set forth above, and the Prospectus (except as aforesaid), as of the date thereof, complied as to form in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations thereunder.

     We have not independently verified the accuracy, completeness or fairness of the statements made or the information contained in the Registration Statement or the Prospectus and, except in the respects and to the extent set forth in paragraphs 3, 13 and 14 above, we are not passing upon and do not assume any responsibility therefor. In the course of the preparation by the Fund of the Registration Statement and the Prospectus, we have participated in discussions with your representatives and employees and officers of the Fund, the Investment Manager and the Portfolio Manager and in discussions with the Fund's independent accountants, in which the business and the affairs of the Fund, the Investment Manager and the Portfolio Manager and the contents of the Registration Statement and the Prospectus were discussed. There is no assurance that all material facts as to the Fund, the Investment Manager, the Portfolio Manager and their affairs were disclosed to us or that our familiarity with the Fund and the Investment Manager or any familiarity with the Portfolio Manager is such that we would have necessarily recognized the materiality of such facts as were disclosed to us, and we have to a large extent relied upon statements of representatives of the Fund, the Investment Manager and the Portfolio Manager as to the materiality of the facts disclosed to us. On the basis of information that we have gained in the course of our representation of the Fund in connection with its preparation of the Registration Statement and the Prospectus and our participation in the discussions referred to above, no facts have come to our attention that would lead us to believe that as of the effective date of the Registration Statement, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that as of the date of the Prospectus and the date hereof the Prospectus contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light, in each case, of the circumstances under which they were made, not misleading (in each case, other than the financial statements and schedules, the notes thereto and any schedules and other financial data contained or incorporated by reference therein or omitted therefrom, as to which we express no opinion).

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Fund's Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, and instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of the property of the Fund for all loss and expense of any shareholder held personally liable solely by reason of being or having been a shareholder of the Fund. Thus, the risk of a shareholder's incurring

Salomon Smith Barney Inc.
Merrill Lynch, Pierce, Fenner & Smith
     Incorporated                     -7-                      February __, 2002

financial loss on account of being a shareholder is limited to circumstances in which the Fund itself would be unable to meet its obligations.

     This letter and the opinions expressed herein are furnished by us to you and are solely for benefit of the Underwriters, except that Simpson Thacher & Bartlett may rely on this letter as to all matters governed by the laws of The Commonwealth of Massachusetts in delivering its opinion to you on the date hereof.

                                       Very truly yours,


                                       Ropes & Gray

                                                                      EXHIBIT A2
                                                                      ----------

                                       February [ ], 2002

Salomon Smith Barney Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
  c/o Salomon Smith Barney Inc.
  388 Greenwich Street
  New York, New York 10013

Ladies and Gentlemen:

     We have acted as counsel to PIMCO Corporate Income Fund (the "Fund") in
                                                                   ----
connection with the proposed issuance of 2,400 Auction Rate Cumulative Preferred Shares, Series M, 2,400 Auction Rate Cumulative Preferred Shares, Series T, 2,400 Auction Rate Cumulative Preferred Shares, Series W, 2,400 Auction Rate Cumulative Preferred Shares, Series TH, and 2,400 Auction Rate Cumulative Preferred Shares, Series F (the "Preferred Shares"). As an accommodation to the
                                 ----------------
Fund, we are also rendering this opinion on behalf of Allianz Dresdner Asset Management of America L.P. (formerly, PIMCO Advisors L.P.) (the "Investment
                                                                 ----------
Manager") solely with respect to the regulatory matters referred to below. This
-------
opinion is furnished to you pursuant to Section 9(b) of the Underwriting Agreement dated as of February [ ], 2002 (the "Underwriting Agreement"), among
                                               ----------------------
the Fund, the Investment Manager and Salomon Smith Barney Inc., on behalf of itself and Merrill Lynch, Pierce, Fenner & Smith Incorporated (together, the "Underwriters"). Capitalized terms used in this opinion, unless otherwise
 ------------
defined, have the meanings specified in our opinion of even date rendered on behalf of the Fund (the "Fund Opinion").
                         ------------

     Solely for purposes of this opinion, we have assumed that each of the Investment Management Agreement and the Portfolio Management Agreement has been duly authorized, executed and delivered and constitutes a legal, valid and binding obligation of the parties thereto in accordance with its respective terms, and that the descriptions of the Investment Management Agreement and the Portfolio Management Agreement in the Registration Statement are accurate and complete in all respects. We have also, with your permission and without independent investigation of the matters set forth therein, relied on the opinions of even date herewith of David Flattum, Esq., General Counsel of the Investment Manager.

Salomon Smith Barney Inc.
Merrill Lynch, Pierce, Fenner & Smith
     Incorporated                     -2-                     February [ ], 2002

     We express no opinion as to the laws of any jurisdiction other than the United States of America.

     Based upon and subject to the foregoing, we are of the opinion that:

     1. Assuming the Investment Manager is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers
                                                                    --------
Act"), and is not prohibited by the Advisers Act or the Investment Company Act
---
of 1940, as amended (the "Investment Company Act"), from acting as investment
                          ----------------------
adviser for the Fund as contemplated by the Investment Management Agreement, the Registration Statement and the Prospectus, neither the execution and delivery of the Underwriting Agreement, the Investment Management Agreement or the Portfolio Management Agreement by the Investment Manager, nor the consummation by the Investment Manager of the transactions contemplated thereby, nor compliance by the Investment Manager with any of the terms and provisions thereof violates, or will violate, the provisions of the Investment Company Act, the Advisers Act or the rules and regulations thereunder; provided, however, that the foregoing does
                                      --------  -------
not represent an opinion as to (a) the reasonableness of the fees to be paid to the Investment Manager under the Investment Management Agreement or (b) the compliance by the Investment Manager with its indemnification and contribution obligations set forth in the Underwriting Agreement.

     2. Assuming the Portfolio Manager is duly registered as an investment adviser under the Advisers Act, and is not prohibited by the Advisers Act or the Investment Company Act from acting as portfolio manager for the Fund as contemplated by the Portfolio Management Agreement, the Registration Statement and the Prospectus, neither the execution and delivery of the Portfolio Management Agreement by the Portfolio Manager, nor the consummation by the Portfolio Manager of the transactions contemplated thereby, nor compliance by the Portfolio Manager with any of the terms and provisions thereof violates, or will violate, the provisions of the Investment Company Act, the Advisers Act or the rules and regulations thereunder; provided, however, that the foregoing does
                                      --------  -------
not represent an opinion as to the reasonableness of the fees to be paid to the Portfolio Manager under the Portfolio Management Agreement.

     This letter and the opinions expressed herein are furnished by us to you and are solely for benefit of the Underwriters.

                                       Very truly yours,


                                       Ropes & Gray

                                                                      EXHIBIT B
                                                                      ---------

               ALLIANZ DRESDNER ASSET MANAGEMENT OF AMERICA L.P.
                               888 San Clemente
                            Newport Beach, CA 92660

                               February __, 2002

Salomon Smith Barney Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
  c/o Salomon Smith Barney Inc.
  388 Greenwich Street
  New York, New York 10013


                  Re:   Allianz Dresdner Asset Management of America L.P.
                        -------------------------------------------------

Ladies and Gentlemen:

     I am the General Counsel of Allianz Dresdner Asset Management of America L.P. (formerly, PIMCO Advisors L.P.), a Delaware limited partnership ("ADAM"), and have counseled ADAM in such capacity in connection with the issuance and sale to you today by PIMCO Corporate Income Fund, a voluntary association with transferable shares organized and existing under and by virtue of the laws of The Commonwealth of Massachusetts (commonly referred to as a Massachusetts business trust) (the "Fund"), of 2,400 Auction Rate Cumulative Preferred Shares, Series M, 2,400 Auction Rate Cumulative Preferred Shares, Series T, 2,400 Auction Rate Cumulative Preferred Shares, Series W, 2,400 Auction Rate Cumulative Preferred Shares, Series TH, and 2,400 Auction Rate Cumulative Preferred Shares, Series F, of the Fund (the "Preferred Shares"), pursuant to a registration statement on Form N-2 under the Securities Act of 1933, as amended (the "Act") and the Investment Company Act of 1940, as amended (the "Investment Company Act"), filed with the Securities and Exchange Commission (the "Commission") on January 4, 2002 (Act File No. 333-76290, and Investment Company Act File No. 811-10555), as amended by Pre-Effective Amendment No. 1 filed with the Commission on February 12, 2002, and Pre-Effective Amendment No. 2 filed with the Commission on February ___, 2002 (such registration statements collectively referred to herein as the "Registration Statement"), and an underwriting agreement dated February ___, 2002, by and among you, the Fund and ADAM (the "Underwriting Agreement") relating to the issuance and sale by the Fund of the Preferred Shares.

     This opinion is rendered to you pursuant to Section 9(c) of the Underwriting Agreement. Capitalized terms used herein without definition have the meanings assigned to them in the Underwriting Agreement.

     As such counsel, I have examined such matters of fact and questions of law as I have considered appropriate for purposes of rendering the opinions expressed below, except

February ___, 2002
Page 2

where a statement is qualified as to knowledge or awareness, in which case I have made no or limited inquiry as specified below. I have examined, among other things, the following:

     (a) the Underwriting Agreement;

     (b) that certain Investment Management Agreement by and between the Fund and ADAM, dated as of November 13, 2001; and

     (c) that certain Portfolio Management Agreement by and between Pacific Investment Management Company LLC and ADAM, as accepted and agreed to by the Fund, dated as of November 13, 2001.

     The documents described in subsections (a)-(c) above are referred to herein collectively as the "Transaction Documents."

     In my examination, I have assumed the genuineness of all signatures (other than those of officers of ADAM on the Transaction Documents), the authenticity of all documents submitted to me as originals, and the conformity to authentic original documents of all documents submitted to me as copies.

     I have been furnished with, and with your consent have relied upon, certificates of officers of ADAM with respect to certain factual matters. In addition, I have obtained and relied upon such certificates and assurances from public officials as I have deemed necessary.

     I am opining herein as to the effect of the federal laws of the United States, the internal laws of the State of New York and the internal laws of the State of Delaware, and I express no opinion with respect to the applicability thereto, or the effect thereon, of the laws of any other jurisdiction or country or as to any matters of municipal law or the laws of any other local agencies within any state or country. My opinions set forth in paragraph 4 below are based upon my consideration of only those statutes, rules and regulations which, in my experience, are normally applicable to transactions similar to those contemplated by the Transaction Documents, generally.

     Whenever a statement herein is qualified by "to my knowledge" or a similar phrase, it is intended to indicate that I do not have current actual knowledge of the inaccuracy of such statement. However, except as otherwise expressly indicated, I have not undertaken any independent investigation to determine the accuracy of any such statement, and no inference that I have any knowledge of any matters pertaining to such statement should be drawn from my position as General Counsel of ADAM.

February ___, 2002
Page 3

                  Subject to the foregoing and the other matters set forth herein, it is my opinion that, as of the date hereof:

                  1. ADAM is a limited partnership and is validly existing and in good standing under the Delaware Revised Uniform Limited Partnership Act (6 Del. C(S). 17-101, et seq.) with all necessary partnership power and authority
                   -- ---
to enter into and deliver the Transaction Documents and perform its obligations thereunder and to carry on its business as it is now being conducted and as described in the Registration Statement. Based solely on certificates from public officials dated [ ], [ ], [ ], and [ ], respectively I confirm that ADAM is qualified to do business in the following States: California, New York, Connecticut and Texas, such States being those in which its ownership or leasing of property or its conducting of business may require such qualification and where failure to so qualify would have a material adverse effect on the ability of ADAM to perform its obligations under the Investment Management Agreement and the Portfolio Management Agreement.

                  2. The execution, delivery and performance of the Transaction Documents by ADAM have been duly authorized by all necessary partnership action of ADAM and no other actions on the part of ADAM or its unitholders or any subsidiary of ADAM or its unitholders is necessary to authorize and consummate the transactions contemplated thereby, and the Transaction Documents have been duly executed and delivered by ADAM.

                  3. Each of the Investment Management Agreement and the Portfolio Management Agreement constitutes a legally valid and binding agreement of ADAM, enforceable against ADAM in accordance with its terms.

                  4. Neither the execution and delivery of the Transaction Documents by ADAM, nor the consummation by ADAM of transactions contemplated thereby, nor compliance by ADAM with any of the terms and provisions thereof will:

                           (i) violate any provision of the agreement of limited partnership of ADAM in effect on the date hereof,

                           (ii) violate any federal, Delaware or New York statute, rule or regulation applicable to ADAM (other than federal and state securities or blue sky laws, the Investment Company Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as to which I express no opinion),

                           (iii) violate any agreement to which ADAM is a party or by which it is bound and which is material to ADAM's businesses taken as a whole (the "Material Agreements"),

                           (iv) violate any order, writ, injunction or decree, known to me and applicable to ADAM, or

February ___, 2002
Page 4


                           (v) to the best of my knowledge, require any consents, approvals, authorizations, registrations, declarations or filings by ADAM under any federal or Delaware statute, rule or regulation applicable to ADAM, except as have been obtained under the Act, the Investment Company Act or the Advisers Act and the rules and regulations thereunder.

                  No opinion is expressed in this paragraph 4 as to the application of Section 548 of the federal Bankruptcy Code and comparable provisions of state or foreign law or of any antifraud, antitrust or trade regulation laws. No opinion is expressed in this paragraph 4 with respect to the operating licenses necessary for ADAM's businesses.

                  5. ADAM is duly registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the Investment Company Act or the rules and regulations thereunder from acting as investment adviser for the Fund as contemplated by the Investment Management Agreement, the Registration Statement and the Prospectus.

                  6. The description of ADAM and its business, and the statements attributable to ADAM, set forth in the Registration Statement or the Prospectus under the headings "Prospectus Summary - Investment Manager" and "Management of the Fund" do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading.

                  7. There is no action, suit or proceeding before or by any court, commission, regulatory body, administrative agency or other governmental agency or body, foreign or domestic, now pending or, to my knowledge, threatened against ADAM of a nature required to be disclosed in the Registration Statement or Prospectus or that might reasonably result in any material adverse change in the ability of ADAM to fulfill its obligations under either the Investment Management Agreement or the Portfolio Management Agreement.

                  The opinions expressed in paragraph 3 above are subject to the following limitations, qualifications and exceptions:

                  (a) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally;

                  (b) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought;

                  (c) the unenforceability under certain circumstances under law or court decisions of provisions providing for the indemnification of or contribution to a party with respect to a liability where such indemnification or contribution is contrary to public policy; and

February ___, 2002
Page 5


         (d) the unenforceability of any provision requiring the payment of attorney's fees, except to the extent that a court determines such fees to be reasonable.

         In rendering the opinions expressed in paragraph 4 insofar as they require interpretation of the Material Agreements (i) I have assumed with your permission that all courts of competent jurisdiction would enforce such agreements as written but would apply the internal laws of the State of New York without giving effect to any choice of law provisions contained therein or any choice of law principles which would result in application of the internal laws of any other state and (ii) to the extent that any questions of legality or legal construction have arisen in connection with my review, I have applied the laws of the State of New York in resolving such questions. I advise you that certain of the Material Agreements may be governed by other laws, that such laws may vary substantially from the law assumed to govern for purposes of this opinion, and that this opinion may not be relied upon as to whether or not a breach or default would occur under the law actually governing such Material Agreements.

         To the extent that the obligations of ADAM may be dependent upon such matters, I assume for purposes of this opinion that: (i) all parties to the Transaction Documents other than ADAM are duly incorporated or organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation or organization; (ii) all parties to the Transaction Documents other than ADAM have the requisite power and authority and, in the case of natural persons, legal capacity to execute and deliver the Transaction Documents and to perform their respective obligations under the Transaction Documents to which they are a party; and (iii) the Transaction Documents to which such parties other than ADAM are a party have been duly authorized, executed and delivered by such parties and, other than ADAM, constitute their legally valid and binding obligations, enforceable against them in accordance with their terms. I express no opinion as to compliance by any parties to the Transaction Documents with any state or federal laws or regulations applicable to the subject transactions because of the nature of their business and I express no opinion as to compliance by any parties to the Transaction Documents with any foreign laws or regulations applicable to the transactions contemplated by the Transaction Documents or which may affect the Transaction Documents' enforceability.

         This opinion is rendered only to you and is solely for your benefit in connection with the transactions covered hereby. This opinion may not be relied upon by you for any other purpose, or furnished to, quoted to or relied upon by any other person, firm or corporation for any purpose, without my prior written consent.

                                Very truly yours,

                                                                      EXHIBIT C1
                                                                      ----------

               ALLIANZ DRESDNER ASSET MANAGEMENT OF AMERICA L.P.
                               888 San Clemente
                            Newport Beach, CA 92660

                               February __, 2002


Salomon Smith Barney Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
  c/o Salomon Smith Barney Inc.
  388 Greenwich Street
  New York, New York 10013


                  Re:  Pacific Investment Management Company LLC
                       -----------------------------------------

Ladies and Gentlemen:

                  I am the General Counsel of Allianz Dresdner Asset Management of America L.P. (formerly, PIMCO Advisors L.P.), a Delaware limited partnership ("ADAM"), managing member of Pacific Investment Management Company LLC, a Delaware limited liability company ("PIMCO"). In such capacity I am rendering this opinion on behalf of PIMCO in connection with the issuance and sale to you today by PIMCO Corporate Income Fund, a voluntary association with transferable shares organized and existing under and by virtue of the laws of The Commonwealth of Massachusetts (commonly referred to as a Massachusetts business trust) (the "Fund"), of 2,400 Auction Rate Cumulative Preferred Shares, Series M, 2,400 Auction Rate Cumulative Preferred Shares, Series T, 2,400 Auction Rate Cumulative Preferred Shares, Series W, 2,400 Auction Rate Cumulative Preferred Shares, Series TH, and 2,400 Auction Rate Cumulative Preferred Shares, Series F, of the Fund (the "Preferred Shares"), pursuant to a registration statement on Form N-2 under the Securities Act of 1933, as amended (the "Act") and the Investment Company Act of 1940, as amended (the "Investment Company Act"), filed with the Securities and Exchange Commission (the "Commission") on January 4, 2002 (Act File No. 333-76290, and Investment Company Act File No. 811-10555), as amended by Pre-Effective Amendment No. 1 filed with the Commission on February 12, 2002, and Pre-Effective Amendment No. 2 filed with the Commission on February ___, 2002 (such registration statements collectively referred to herein as the "Registration Statement"), and an underwriting agreement dated February ___, 2002, by and among you, the Fund and ADAM (the "Underwriting Agreement") relating to the issuance and sale by the Fund of the Preferred Shares.

February ___, 2002
Page 2

                  This opinion is rendered to you pursuant to Section 9(d) of the Underwriting Agreement. Capitalized terms used herein without definition have the meanings assigned to them in the Underwriting Agreement.

                  As such counsel, I have examined such matters of fact and questions of law as I have considered appropriate for purposes of rendering the opinions expressed below, except where a statement is qualified as to knowledge or awareness, in which case I have made no or limited inquiry as specified below. I have examined, among other things, that certain Portfolio Management Agreement by and between PIMCO and ADAM, as accepted and agreed to by the Fund, dated as of November 13, 2001 (the "Portfolio Management Agreement").

                  In my examination, I have assumed the genuineness of all signatures (other than those of officers of PIMCO on the Portfolio Management Agreement), the authenticity of all documents submitted to me as originals, and the conformity to authentic original documents of all documents submitted to me as copies.

                  I have been furnished with, and with your consent have relied upon, certificates of officers of PIMCO with respect to certain factual matters. In addition, I have obtained and relied upon such certificates and assurances from public officials as I have deemed necessary.

                  I am opining herein as to the effect of the federal laws of the United States, the internal laws of the State of New York and the internal laws of the State of Delaware, and I express no opinion with respect to the applicability thereto, or the effect thereon, of the laws of any other jurisdiction or country or as to any matters of municipal law or the laws of any other local agencies within any state or country. My opinions set forth in paragraph 4 below are based upon my consideration of only those statutes, rules and regulations which, in my experience, are normally applicable to transactions similar to those contemplated by the Portfolio Management Agreement, generally.

                  Whenever a statement herein is qualified by "to my knowledge" or a similar phrase, it is intended to indicate that I do not have current actual knowledge of the inaccuracy of such statement. However, except as otherwise expressly indicated, I have not undertaken any independent investigation to determine the accuracy of any such statement, and no inference that I have any knowledge of any matters pertaining to such statement should be drawn from my position as General Counsel of ADAM.

                  Subject to the foregoing and the other matters set forth herein, it is my opinion that, as of the date hereof:

                  1. PIMCO is a limited liability company and is validly existing and in good standing under the Delaware Limited Liability Company Act (6 Del. C(S). 18-101, et seq.) with all necessary limited liability company
                      -- ---
power and authority to enter into and deliver the Portfolio Management Agreement and perform its obligations thereunder and to carry on its business as it is now being conducted and as described in the Registration Statement. Based solely on

February ___, 2002
Page 3


certificates from public officials dated [ ] and [ ], respectively, I confirm that PIMCO is qualified to do business in the following States: California and New York, such States being those in which its ownership or leasing of property or its conducting of business may require such qualification and where failure to so qualify would have a material adverse effect on the ability of PIMCO to perform its obligations under the Portfolio Management Agreement.

         2. The execution, delivery and performance of the Portfolio Management Agreement by PIMCO have been duly authorized by all necessary limited liability company action of PIMCO and no other actions on the part of PIMCO or its unitholders or any subsidiary of PIMCO or its unitholders is necessary to authorize and consummate the transactions contemplated thereby, and the Portfolio Management Agreement has been duly executed and delivered by PIMCO.

         3. The Portfolio Management Agreement constitutes a legally valid and binding agreement of PIMCO, enforceable against PIMCO in accordance with its terms.

         4. Neither the execution and delivery of the Portfolio Management Agreement by PIMCO, nor the consummation by PIMCO of transactions contemplated thereby, nor compliance by PIMCO with any of the terms and provisions thereof will:

                (i) violate any provision of the limited liability company agreement of PIMCO, effective May 5, 2000, which is still in full force and effect and which has not been amended or supplemented through the date hereof,

                (ii) violate any federal, Delaware or New York statute, rule or regulation applicable to PIMCO (other than federal and state securities or blue sky laws, the Investment Company Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as to which I express no opinion),

                (iii) violate any agreement to which PIMCO is a party or by which it is bound and which is material to PIMCO's businesses taken as a whole (the "Material Agreements"),

                (iv) violate any order, writ, injunction or decree, known to me and applicable to PIMCO, or

                (v) to the best of my knowledge, require any consents, approvals, authorizations, registrations, declarations or filings by PIMCO under any federal or Delaware statute, rule or regulation applicable to PIMCO, except as have been obtained under the Act, the Investment Company Act or the Advisers Act and the rules and regulations thereunder.

         No opinion is expressed in this paragraph 4 as to the application of
Section 548 of the federal Bankruptcy Code and comparable provisions of state or foreign law or of any

February ___, 2002
Page 4


antifraud, antitrust or trade regulation laws. No opinion is expressed in this paragraph 4 with respect to the operating licenses necessary for PIMCO's businesses.

         5. PIMCO is duly registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the Investment Company Act or the rules and regulations thereunder from acting as investment sub-adviser for the Fund as contemplated by the Portfolio Management Agreement, the Registration Statement and the Prospectus.

         6. The description of PIMCO and its business, and the statements attributable to PIMCO, set forth in the Registration Statement or the Prospectus under the headings "Prospectus Summary - Portfolio Manager" and "Management of the Fund" do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading.

         7. There is no action, suit or proceeding before or by any court, commission, regulatory body, administrative agency or other governmental agency or body, foreign or domestic, now pending or, to my knowledge, threatened against PIMCO of a nature required to be disclosed in the Registration Statement or Prospectus or that might reasonably result in any material adverse change in the ability of PIMCO to fulfill its obligations under the Portfolio Management Agreement.

         The opinions expressed in paragraph 3 above are subject to the following limitations, qualifications and exceptions:

         (a) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally;

         (b) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought;

         (c) the unenforceability under certain circumstances under law or court decisions of provisions providing for the indemnification of or contribution to a party with respect to a liability where such indemnification or contribution is contrary to public policy; and

         (d) the unenforceability of any provision requiring the payment of attorney's fees, except to the extent that a court determines such fees to be reasonable.

         In rendering the opinions expressed in paragraph 4 insofar as they require interpretation of the Material Agreements (i) I have assumed with your permission that all courts of competent jurisdiction would enforce such agreements as written but would apply the internal laws of the State of New York without giving effect to any choice of law provisions contained

February ___, 2002
Page 5


therein or any choice of law principles which would result in application of the internal laws of any other state and (ii) to the extent that any questions of legality or legal construction have arisen in connection with my review, I have applied the laws of the State of New York in resolving such questions. I advise you that certain of the Material Agreements may be governed by other laws, that such laws may vary substantially from the law assumed to govern for purposes of this opinion, and that this opinion may not be relied upon as to whether or not a breach or default would occur under the law actually governing such Material Agreements.

                  To the extent that the obligations of PIMCO may be dependent upon such matters, I assume for purposes of this opinion that: (i) all parties to the Portfolio Management Agreement other than PIMCO are duly incorporated or organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation or organization; (ii) all parties to the Portfolio Management Agreement other than PIMCO have the requisite power and authority and, in the case of natural persons, legal capacity to execute and deliver the Portfolio Management Agreement and to perform their respective obligations under the Portfolio Management Agreement; and (iii) the Portfolio Management Agreement has been duly authorized, executed and delivered by such parties other than PIMCO and, other than PIMCO, constitutes their legally valid and binding obligations, enforceable against them in accordance with their terms. I express no opinion as to compliance by any parties to the Portfolio Management Agreement with any state or federal laws or regulations applicable to the subject transactions because of the nature of their business and I express no opinion as to compliance by any parties to the Portfolio Management Agreement with any foreign laws or regulations applicable to the transactions contemplated by the Portfolio Management Agreement or which may affect the Portfolio Management Agreement's enforceability.

                  This opinion is rendered only to you and is solely for your benefit in connection with the transactions covered hereby. This opinion may not be relied upon by you for any other purpose, or furnished to, quoted to or relied upon by any other person, firm or corporation for any purpose, without my prior written consent.

                                Very truly yours,

                                                                      EXHIBIT C2
                                                                      ----------

               ALLIANZ DRESDNER ASSET MANAGEMENT OF AMERICA L.P.
                               888 San Clemente
                            Newport Beach, CA 92660

                               February __, 2002


Salomon Smith Barney Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
  c/o Salomon Smith Barney Inc.
  388 Greenwich Street
  New York, New York 10013


     Re:   PIMCO Funds Advisors LLC
           ------------------------

Ladies and Gentlemen:

     I am the General Counsel of Allianz Dresdner Asset Management of America L.P. (formerly, PIMCO Advisors L.P.), a Delaware limited partnership ("ADAM"), which is the sole member of PIMCO Advisory Services Holdings LLC, a Delaware limited liability company, which is the sole member of PIMCO Funds Advisors LLC, a Delaware limited liability company ("PFA"). In such capacity I am rendering this opinion on behalf of PFA in connection with the issuance and sale to you today by PIMCO Corporate Income Fund, a voluntary association with transferable shares organized and existing under and by virtue of the laws of The Commonwealth of Massachusetts (commonly referred to as a Massachusetts business trust) (the "Fund"), of 2,400 Auction Rate Cumulative Preferred Shares, Series M, 2,400 Auction Rate Cumulative Preferred Shares, Series T, 2,400 Auction Rate Cumulative Preferred Shares, Series W, 2,400 Auction Rate Cumulative Preferred Shares, Series TH, and 2,400 Auction Rate Cumulative Preferred Shares, Series F, of the Fund (the "Preferred Shares"), pursuant to a registration statement on Form N-2 under the Securities Act of 1933, as amended (the "Act") and the Investment Company Act of 1940, as amended (the "Investment Company Act"), filed with the Securities and Exchange Commission (the "Commission") on January 4, 2002 (Act File No. 333-76290, and Investment Company Act File No. 811-10555), as amended by Pre-Effective Amendment No. 1 filed with the Commission on February 12, 2002, and Pre-Effective Amendment No. 2 filed with the Commission on February ___, 2002 (such registration statements collectively referred to herein as the "Registration Statement"), and an underwriting agreement dated February ___, 2002, by and among you, the Fund and ADAM (the "Underwriting Agreement") relating to the issuance and sale by the Fund of the Preferred Shares. It is currently anticipated that, shortly after the closing of the issuance and sale of the Preferred Shares, ADAM will transfer to PFA, pursuant to a novation agreement, all of its rights,

February ___, 2002
Page 2


obligations and duties under the Investment Management Agreement by and between ADAM and the Fund, dated as of November 13, 2001 (the "Investment Management Agreement").

                  This opinion is rendered to you pursuant to Section 9(d) of the Underwriting Agreement. Capitalized terms used herein without definition have the meanings assigned to them in the Underwriting Agreement.

                  As such counsel, I have examined such matters of fact and questions of law as I have considered appropriate for purposes of rendering the opinions expressed below, except where a statement is qualified as to knowledge or awareness, in which case I have made no or limited inquiry as specified below. I have examined, among other things, the Investment Management Agreement.

                  I have been furnished with, and with your consent have relied upon, certificates of officers of PFA with respect to certain factual matters. In addition, I have obtained and relied upon such certificates and assurances from public officials as I have deemed necessary.

                  I am opining herein as to the effect of the federal laws of the United States and the internal laws of the State of Delaware, and I express no opinion with respect to the applicability thereto, or the effect thereon, of the laws of any other jurisdiction or country or as to any matters of municipal law or the laws of any other local agencies within any state or country.

                  Whenever a statement herein is qualified by "to my knowledge" or a similar phrase, it is intended to indicate that I do not have current actual knowledge of the inaccuracy of such statement. However, except as otherwise expressly indicated, I have not undertaken any independent investigation to determine the accuracy of any such statement, and no inference that I have any knowledge of any matters pertaining to such statement should be drawn from my position as General Counsel of ADAM.

                  Subject to the foregoing and the other matters set forth herein, it is my opinion that, as of the date hereof:

                  1. PFA is a limited liability company and is validly existing and in good standing under the Delaware Limited Liability Company Act (6 Del. Css.. 18-101, et seq.) with all necessary limited liability company power and authority to carry on its business as it is now being conducted and as contemplated in the Registration Statement. Based solely on certificates
from public officials dated [   ] and [   ], respectively, I confirm that PFA is
qualified to do business in the following States: Connecticut and New York, such States being those in which its ownership or leasing of property or its conducting of business may require such qualification and where failure to so qualify would have a material adverse effect on the ability of PFA to perform its obligations under the Investment Management Agreement were it so obligated as of the date of this opinion.

February ___, 2002
Page 3

                  2. PFA is duly registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the Investment Company Act or the rules and regulations thereunder from acting as investment adviser for the Fund as contemplated by the Investment Management Agreement, the Registration Statement and the Prospectus.

                  3. The description of PFA and its business, and the statements attributable to PFA, set forth in the Registration Statement or the Prospectus under the headings "Prospectus Summary - Investment Manager" and "Management of the Fund" do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading.

                  4. There is no action, suit or proceeding before or by any court, commission, regulatory body, administrative agency or other governmental agency or body, foreign or domestic, now pending or, to my knowledge, threatened against PFA of a nature required to be disclosed in the Registration Statement or Prospectus or that might reasonably result in any material adverse change in the ability of PFA to fulfill its obligations under the Investment Management Agreement were its so obligated as of the date of this opinion.

                  This opinion is rendered only to you and is solely for your benefit in connection with the transactions covered hereby. This opinion may not be relied upon by you for any other purpose, or furnished to, quoted to or relied upon by any other person, firm or corporation for any purpose, without my prior written consent.

                                           Very truly yours,